UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03395
                                   ---------

                     FRANKLIN FEDERAL TAX-FREE INCOME FUND
                     -------------------------------------
              (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              ------------------------------------------------
          (Address of principal executive offices) (Zip code)

        CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 10/31/06
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     OCTOBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        SEMIANNUAL REPORT AND SHAREHOLDER LETTER           TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?

                  FRANKLIN FEDERAL
                TAX-FREE INCOME FUND

                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                     FRANKLIN  o  Templeton  o  Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE (R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

SEMIANNUAL REPORT

Franklin Federal Tax-Free Income Fund .....................................    7

Performance Summary .......................................................   12

Your Fund's Expenses ......................................................   15

Financial Highlights and Statement of Investments .........................   17

Financial Statements ......................................................   52

Notes to Financial Statements .............................................   56

Shareholder Information ...................................................   64

--------------------------------------------------------------------------------
Semiannual Report

Franklin Federal Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Based on Total Long-Term Investments as of 10/31/06**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .........................................       62.8%
AA ..........................................       11.8%
A ...........................................        5.8%
BBB .........................................       12.0%
Below Investment Grade ......................        1.3%
Not Rated by S&P ............................        6.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                         MOODY'S               INTERNAL
AAA or Aaa                         3.2%                   0.3%
AA or Aa                           0.3%                     --
A                                  0.8%                     --
BBB or Baa                         0.4%                   0.1%
Below Investment Grade             0.1%                   1.1%
--------------------------------------------------------------
Total                              4.8%                   1.5%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Federal Tax-Free Income Fund's semiannual report for the period ended October 31, 2006.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                                           Semiannual Report | 7

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 2

--------------------------------------------------------------------------------
                                  DIVIDEND PER SHARE
           ---------------------------------------------------------------------
MONTH        CLASS A         CLASS B               CLASS C      ADVISOR CLASS
--------------------------------------------------------------------------------
May         4.38 cents     3.81 cents            3.81 cents      4.47 cents
--------------------------------------------------------------------------------
June        4.38 cents     3.84 cents            3.84 cents      4.48 cents
--------------------------------------------------------------------------------
July        4.38 cents     3.84 cents            3.84 cents      4.47 cents
--------------------------------------------------------------------------------
August      4.60 cents     4.06 cents            4.06 cents      4.69 cents
--------------------------------------------------------------------------------
September   4.60 cents     4.04 cents            4.05 cents      4.69 cents
--------------------------------------------------------------------------------
October     4.60 cents     4.04 cents            4.05 cents      4.69 cents
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.99 on April 30, 2006, to $12.19 on October 31, 2006. The Fund's Class A shares paid dividends totaling 26.94 cents per share for the same period. 2 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.34%, based on an annualization of October's 4.6 cent per share dividend and the maximum offering price of $12.73 on October 31, 2006. An investor in the 2006 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

During the reporting period, one of the Fund's holdings came out of default and became current in its payments. This enabled us to raise the Fund's dividend, as shown in the dividend distributions table.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


8 | Semiannual Report

MUNICIPAL BOND MARKET OVERVIEW

For the six-month period ended October 31, 2006, the municipal bond market continued to face moderate inflation expectations, mixed economic releases, volatile oil prices, concerns about the dollar, and geopolitical instability. Municipal bonds underperformed U.S. Treasury bonds for the six-month period. The Lehman Brothers Municipal Bond Index returned +4.12%, while the Lehman Brothers U.S. Treasury Index returned +4.57%. 3

During the period, the Federal Reserve Board (Fed) raised the federal funds target rate from 4.75% to 5.25%. However, since June, the Fed left the rate unchanged, citing moderate economic growth, a cooling housing market, and the lagging effect of prior tightening. The Fed stated that some inflation risk may remain and the extent and timing of any additional interest rate hikes will depend upon incoming data on inflation and economic growth.

Over the reporting period, interest rates on the short end of the Treasury yield curve (the spread between short-term and long-term yields) rose, while longer-term interest rates decreased. The municipal yield curve flattened over the reporting period but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield declined 13 basis points (100 basis points equal one percentage point), the 10-year yield decreased 44 basis points and the 30-year yield fell 46 basis points during the period. 4 Consequently, long-maturity municipal bonds continued to perform comparatively well.

Motivated by a relatively low interest rate environment, along with expectations that rates might rise, municipal bond issuers had been refunding higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result of generally higher interest rates in 2006, refunding activity declined substantially from 2005. So far in 2006, overall supply has been

3. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

4.    Source: Thomson Financial.

                                                           Semiannual Report | 9

PORTFOLIO BREAKDOWN
10/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                23.7%
--------------------------------------------------------------------------------
Utilities                                                                  16.4%
--------------------------------------------------------------------------------
Transportation                                                             16.3%
--------------------------------------------------------------------------------
General Obligation                                                         10.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      8.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        6.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.3%
--------------------------------------------------------------------------------
Other Revenue                                                               5.0%
--------------------------------------------------------------------------------
Higher Education                                                            4.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                            1.9%
--------------------------------------------------------------------------------
Housing                                                                     1.7%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

nearly 12% lighter than the same period in 2005. 5 Demand for municipal bonds remained strong over the first half of the Fund's fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. This broad base of buyers and tight bond supply supported the municipal bond market.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

The Fund's credit quality improved during the six months under review as we found value in AAA-rated insured bonds. We also sought to take advantage of tightening spreads between higher- and lower-rated securities to reduce or eliminate our exposure to riskier bonds such as OfficeMax. Credit spreads tightened to the point where we felt investors were not being adequately compensated for higher credit risk.

5.    Source: THE BOND BUYER.


10 | Semiannual Report

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 11

Performance Summary as of 10/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKTIX)                                 CHANGE        10/31/06      4/30/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.20          $12.19       $11.99
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-10/31/06)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.2694
---------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FFTBX)                                 CHANGE        10/31/06      4/30/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.20          $12.18       $11.98
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-10/31/06)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.2363
---------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRFTX)                                 CHANGE        10/31/06      4/30/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.19          $12.18       $11.99
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-10/31/06)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.2365
---------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FAFTX)                           CHANGE        10/31/06      4/30/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.19          $12.19       $12.00
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-10/31/06)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.2749
---------------------------------------------------------------------------------------------


12 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE FOR REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.


----------------------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH                  1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +3.98%                  +5.94%       +28.28%            +70.63%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -0.43%                  +1.47%        +4.21%             +5.03%
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                      +0.18%        +4.25%             +5.06%
----------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                     4.34%
----------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                  6.68%
----------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                             3.44%
----------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                              5.29%
----------------------------------------------------------------------------------------------------------------------
CLASS B                                        6-MONTH                  1-YEAR        5-YEAR       INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +3.69%                  +5.35%       +24.77%            +39.63%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -0.31%                  +1.35%        +4.19%             +4.35%
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                      +0.05%        +4.24%             +4.31%
----------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                     3.98%
----------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                  6.12%
----------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                             3.05%
----------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                              4.69%
----------------------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH                  1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +3.61%                  +5.27%       +24.75%            +61.18%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +2.61%                  +4.27%        +4.52%             +4.89%
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                      +3.06%        +4.59%             +4.93%
----------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                     3.99%
----------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                  6.14%
----------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                             3.05%
----------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                              4.69%
----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 7                                6-MONTH                  1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +3.93%                  +5.94%       +28.78%            +71.29%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +3.93%                  +5.94%        +5.19%             +5.53%
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                                      +4.73%        +5.25%             +5.57%
----------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                     4.62%
----------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                  7.11%
----------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                             3.70%
----------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                              5.69%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 13

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

7. Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +29.70% and +5.80%.


14 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT           ENDING ACCOUNT            EXPENSES PAID DURING
CLASS A                                                  VALUE 5/1/06             VALUE 10/31/06          PERIOD* 5/1/06-10/31/06
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,039.80                      $3.14
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,022.13                      $3.11
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,036.90                      $6.01
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,019.31                      $5.96
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,036.10                      $6.00
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,019.31                      $5.96
----------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,039.30                      $2.67
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,022.58                      $2.65
----------------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.61%; B: 1.17%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


16 | Semiannual Report

Franklin Federal Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                         --------------------------------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED
                                         OCTOBER 31,
                                            2006                                  YEAR ENDED APRIL 30,
CLASS A                                  (UNAUDITED)          2006           2005           2004           2003           2002
                                         --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period .   $    11.99     $    12.23     $    11.91     $    11.99     $    11.81     $    11.77
                                         --------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............         0.29           0.53           0.57           0.58           0.59           0.62

 Net realized and unrealized gains
  (losses) ...........................         0.18          (0.22)          0.31          (0.10)          0.18           0.04
                                         --------------------------------------------------------------------------------------
Total from investment operations .....         0.47           0.31           0.88           0.48           0.77           0.66
                                         --------------------------------------------------------------------------------------
Less distributions from net investment
 income ..............................        (0.27)         (0.55)         (0.56)         (0.56)         (0.59)         (0.62)
                                         --------------------------------------------------------------------------------------
Redemption fees ......................           -- d           -- d           -- d           --             --             --
                                         --------------------------------------------------------------------------------------
Net asset value, end of period .......   $    12.19     $    11.99     $    12.23     $    11.91     $    11.99     $    11.81
                                         ======================================================================================

Total return c .......................         3.98%          2.55%          7.62%          4.08%          6.72%          5.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....   $6,420,246     $6,279,940     $6,324,986     $6,357,878     $6,835,209     $6,633,281

Ratios to average net assets:

 Expenses ............................         0.61% e        0.61%          0.61%          0.61%          0.61%          0.59%

 Net investment income ...............         4.79% e        4.33%          4.72%          4.79%          4.98%          5.20%

Portfolio turnover rate ..............         3.03%          7.98%          6.74%          6.94%         13.18%         12.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Federal Tax-Free Income Fund

                                                 ---------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                 OCTOBER 31,
                                                     2006                          YEAR ENDED APRIL 30,
CLASS B                                          (UNAUDITED)       2006         2005         2004         2003         2002
                                                 ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $  11.98     $  12.22     $  11.90     $  11.99     $  11.81     $  11.77
                                                 ---------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ......................       0.26         0.46         0.50         0.51         0.53         0.55

 Net realized and unrealized gains (losses) ...       0.18        (0.22)        0.31        (0.11)        0.18         0.04
                                                 ---------------------------------------------------------------------------
Total from investment operations ..............       0.44         0.24         0.81         0.40         0.71         0.59
                                                 ---------------------------------------------------------------------------
Less distributions from net investment income .      (0.24)       (0.48)       (0.49)       (0.49)       (0.53)       (0.55)
                                                 ---------------------------------------------------------------------------
Redemption fees ...............................         -- d         -- d         -- d         --           --           --
                                                 ---------------------------------------------------------------------------
Net asset value, end of period ................   $  12.18     $  11.98     $  12.22     $  11.90     $  11.99     $  11.81
                                                 ===========================================================================

Total return c ................................       3.69%        1.99%        7.00%        3.41%        6.13%        5.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $249,509     $260,416     $289,490     $298,252     $293,285     $220,757

Ratios to average net assets:

 Expenses .....................................       1.17% e      1.17%        1.17%        1.17%        1.17%        1.16%

 Net investment income ........................       4.23% e      3.77%        4.16%        4.23%        4.42%        4.63%

Portfolio turnover rate .......................       3.03%        7.98%        6.74%        6.94%       13.18%       12.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                 ---------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                 OCTOBER 31,
                                                     2006                          YEAR ENDED APRIL 30,
CLASS C                                          (UNAUDITED)       2006         2005         2004         2003         2002
                                                 ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $  11.99     $  12.23     $  11.90     $  11.99     $  11.81     $  11.77
                                                 ---------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ......................       0.26         0.46         0.50         0.51         0.53         0.55

 Net realized and unrealized gains (losses) ...       0.17        (0.22)        0.32        (0.11)        0.18         0.04
                                                 ---------------------------------------------------------------------------
Total from investment operations ..............       0.43         0.24         0.82         0.40         0.71         0.59
                                                 ---------------------------------------------------------------------------
Less distributions from net investment income .      (0.24)       (0.48)       (0.49)       (0.49)       (0.53)       (0.55)
                                                 ---------------------------------------------------------------------------
Redemption fees ...............................         -- d         -- d         -- d         --           --           --
                                                 ---------------------------------------------------------------------------
Net asset value, end of period ................   $  12.18     $  11.99     $  12.23     $  11.90     $  11.99     $  11.81
                                                 ===========================================================================

Total return c ................................       3.61%        1.99%        7.09%        3.39%        6.15%        5.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $419,702     $403,084     $371,438     $373,431     $394,026     $320,087

Ratios to average net assets:

 Expenses .....................................       1.17% e      1.17%        1.17%        1.17%        1.17%        1.16%

 Net investment income ........................       4.23% e      3.77%        4.16%        4.23%        4.42%        4.63%

Portfolio turnover rate .......................       3.03%        7.98%        6.74%        6.94%       13.18%       12.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Federal Tax-Free Income Fund

                                                 -----------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                 OCTOBER 31,
                                                     2006                          YEAR ENDED APRIL 30,
ADVISOR CLASS                                    (UNAUDITED)       2006         2005         2004         2003       2002 f
                                                 -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $  12.00     $  12.23     $  11.92     $  12.00     $  11.82     $  11.70
                                                 -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ......................       0.30         0.54         0.58         0.59         0.60         0.07

 Net realized and unrealized gains (losses) ...       0.16        (0.21)        0.30        (0.10)        0.18         0.10
                                                 -----------------------------------------------------------------------------
Total from investment operations ..............       0.46         0.33         0.88         0.49         0.78         0.17
                                                 -----------------------------------------------------------------------------
Less distributions from net investment income .      (0.27)       (0.56)       (0.57)       (0.57)       (0.60)       (0.05)
                                                 -----------------------------------------------------------------------------
Redemption fees ...............................         -- d         -- d         -- d         --           --           --
                                                 -----------------------------------------------------------------------------
Net asset value, end of period ................   $  12.19     $  12.00     $  12.23     $  11.92     $  12.00     $  11.82
                                                 =============================================================================

Total return c ................................       3.93%        2.63%        7.71%        4.17%        6.81%        1.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $177,025     $155,857     $112,032     $ 97,303     $ 88,142     $ 84,479

Ratios to average net assets:

 Expenses .....................................       0.52% e      0.52%        0.52%        0.52%        0.52%        0.51% e

 Net investment income ........................       4.88% e      4.42%        4.81%        4.88%        5.07%        5.17% e

Portfolio turnover rate .......................       3.03%        7.98%        6.74%        6.94%       13.18%       12.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the period March 20, 2002 (effective date) to April 30, 2002.


20 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
MUNICIPAL BONDS 98.4%
ALABAMA 1.2%
Alabama HFA, SFMR, Refunding, Series D-2, GNMA Secured, 5.75%, 10/01/23 ....................   $ 1,365,000   $ 1,390,648
Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%,
 6/01/28 ...................................................................................     7,000,000     7,260,400
Auburn University General Fee Revenue, AMBAC Insured, 5.00%, 6/01/34 .......................    11,025,000    11,548,247
Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. Project, Refunding,
  6.00%, 8/01/29 ...........................................................................    12,000,000    12,574,560
  Series A, 6.70%, 11/01/29 ................................................................     4,000,000     4,295,240
Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
 9/01/14 ...................................................................................     1,445,000     1,505,690
Mobile GO, Refunding and Improvement, wts., AMBAC Insured, 5.00%, 2/15/30 ..................     5,000,000     5,316,450
Montgomery County Public Building Authority Revenue, wts., Facilities Project, MBIA Insured,
 5.00%, 3/01/31 ............................................................................     6,250,000     6,617,375
University of Alabama General Revenue, Series A,
  MBIA Insured, 5.00%, 7/01/29 .............................................................    10,000,000    10,559,100
  MBIA Insured, 5.00%, 7/01/34 .............................................................    11,500,000    12,089,030
  XLCA Insured, 5.00%, 7/01/28 .............................................................     6,065,000     6,452,068
  XLCA Insured, 5.00%, 7/01/32 .............................................................     3,000,000     3,183,990
University of Alabama University Revenues, Hospital, Series A, MBIA Insured, Pre-Refunded,
 5.875%, 9/01/31 ...........................................................................     5,000,000     5,459,850
                                                                                                             -----------
                                                                                                              88,252,648
                                                                                                             -----------
ALASKA 0.4%
Alaska State HFC Revenue, General Housing, Series A, FGIC Insured, 5.00%,
  12/01/29 .................................................................................     4,000,000     4,197,600
  12/01/30 .................................................................................     3,500,000     3,670,450
Alaska State International Airports Revenues, Series B,
  AMBAC Insured, Pre-Refunded, 5.25%, 10/01/27 .............................................    15,000,000    16,340,100
  MBIA Insured, 5.00%, 10/01/28 ............................................................     5,100,000     5,364,231
                                                                                                             -----------
                                                                                                              29,572,381
                                                                                                             -----------
ARIZONA 2.6%
Downtown Phoenix Hotel Corp. Revenue,
  Senior Series A, FGIC Insured, 5.00%, 7/01/29 ............................................    14,465,000    15,325,378
  Senior Series A, FGIC Insured, 5.00%, 7/01/36 ............................................    15,000,000    15,845,550
Maricopa County IDA Health Facilities Revenue, Catholic Healthcare West Project,
  Refunding, Series A, 5.00%, 7/01/16 ......................................................    21,515,000    22,078,693
  Series A, Pre-Refunded, 5.00%, 7/01/16 ...................................................     1,485,000     1,499,850
Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .......    19,000,000    19,654,740
Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded, 5.75%,
 1/01/25 ...................................................................................    22,500,000    24,147,000
Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
 Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
  7/01/32 ..................................................................................     6,000,000     5,199,000
  7/01/34 ..................................................................................     5,000,000     4,352,800
  7/01/35 ..................................................................................     9,860,000     8,600,287


                                                          Semiannual Report | 21

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
ARIZONA (CONTINUED)
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
 Salt River Project,
  Refunding, Series A, 5.125%, 1/01/27 .....................................................   $35,000,000   $37,187,500
  Series B, 5.00%, 1/01/25 .................................................................    17,500,000    18,436,600
Scottsdale Municipal Property Corp. Excise Tax Revenue, Series A, 5.00%, 7/01/34 ...........     7,500,000     7,919,325
University Medical Center Corp. Revenue, 5.00%, 7/01/35 ....................................     7,000,000     7,217,910
                                                                                                             -----------
                                                                                                             187,464,633
                                                                                                             -----------
ARKANSAS 1.2%
Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured, 5.80%,
 1/01/23 ...................................................................................       175,000       178,874
Arkansas State Development Finance Authority Revenue, White River Medical Center Project,
 5.60%, 6/01/24 ............................................................................     1,200,000     1,235,928
Arkansas State Development Finance Authority SFMR Balloon, MBS Program, Refunding,
 Series B, 6.10%, 1/01/29 ..................................................................       135,000       137,801
Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B, 5.60%,
 6/01/14 ...................................................................................       325,000       330,184
Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
  12/01/16 .................................................................................     2,600,000     2,604,290
  11/01/20 .................................................................................    60,500,000    61,029,375
Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity, St. Vincent's
 Infirmary, MBIA Insured, ETM, 6.05%, 11/01/09 .............................................       125,000       133,914
Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
 AMBAC Insured, 5.80%, 6/01/11 .............................................................       195,000       197,137
University of Arkansas University Revenues,
  AMBAC Insured, 5.00%, 11/01/31 ...........................................................     7,705,000     8,210,371
  Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA Insured,
    5.00%, 11/01/28 ........................................................................     1,000,000     1,060,120
  Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA Insured,
    5.00%, 11/01/34 ........................................................................     9,000,000     9,497,160
  Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/27 .....................     5,000,000     5,242,500
                                                                                                             -----------
                                                                                                              89,857,654
                                                                                                             -----------
CALIFORNIA 8.0%
Alhambra COP, Clubhouse Facility Project, 11.25%,
  1/01/08 ..................................................................................       410,000       415,022
  1/01/09 ..................................................................................       455,000       460,492
  1/01/10 ..................................................................................       500,000       506,025
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
 first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 .........................    24,500,000    27,898,640
California State GO,
  5.90%, 5/01/08 ...........................................................................       235,000       237,914
  6.00%, 5/01/18 ...........................................................................       535,000       540,789
  6.00%, 5/01/20 ...........................................................................       850,000       860,659
  5.90%, 4/01/23 ...........................................................................     1,200,000     1,211,388
  5.125%, 2/01/26 ..........................................................................     7,500,000     7,929,000
  5.25%, 4/01/27 ...........................................................................    17,500,000    18,820,725
  5.00%, 2/01/32 ...........................................................................    49,000,000    50,871,800


22 | Semiannual Report

Franklin Federal Tax-Free Income Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                             AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   California State GO, (continued)
     Refunding, 5.00%, 2/01/24 ........................................................   $ 5,000,000   $  5,244,500
     Refunding, 5.125%, 6/01/25 .......................................................    25,000,000     26,080,000
     Refunding, 5.00%, 2/01/26 ........................................................    47,000,000     49,064,540
     Various Purpose, 5.25%, 11/01/25 .................................................    16,260,000     17,458,687
     Various Purpose, 5.00%, 8/01/33 ..................................................    25,000,000     26,294,250
     Various Purpose, 5.50%, 11/01/33 .................................................     2,500,000      2,738,000
  California State Public Works Board Lease Revenue, Various University of California
  Projects,
    Refunding, Series D, 5.00%, 5/01/27 ...............................................    10,000,000     10,588,600
  Foothill/Eastern Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, zero cpn., 1/15/24 ..............................    65,000,000     24,050,650
     Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 .    35,000,000     32,061,050
     Refunding, 5.75%, 1/15/40 ........................................................    20,000,000     20,836,400
     senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ..............................    39,240,000     39,433,453
   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
     Pre-Refunded, 5.375%, 6/01/28 ....................................................    50,000,000     53,073,500
     Series 2003 A-1, 6.25%, 6/01/33 ..................................................    26,000,000     29,018,860
  Hacienda La Puente USD, GO, Election of 2000, Series B, FSA Insured, 5.00%, 8/01/27 .     5,000,000      5,271,550
   Los Angeles CRDA Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%,
    1/01/27 ...........................................................................       155,000        155,279
a Los Angeles Regional Airports Improvement Corp. Lease Revenue,
     Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ..........     7,500,000      7,021,125
     United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 ..........     8,400,000      7,916,076
  Los Angeles USD, GO, Series A, MBIA Insured, 5.00%, 1/01/28 .........................    25,000,000     26,388,000
  Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/25 ......    10,000,000     10,555,300
  Metropolitan Water District Southern California Waterworks Revenue, Series B-2,
    FGIC Insured, 5.00%, 10/01/27 .....................................................     9,645,000     10,210,101
   Pajaro Valley USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 .........     5,285,000      5,757,320
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.75% thereafter,
       1/15/21 ........................................................................    50,000,000     50,144,500
     senior lien, 5.00%, 1/01/33 ......................................................     5,000,000      4,985,200
     senior lien, ETM, zero cpn., 1/01/23 .............................................     7,000,000      3,541,930
                                                                                                        ------------
                                                                                                         577,641,325
                                                                                                        ------------
   COLORADO 3.3%
   Colorado Health Facilities Authority Revenue,
     Catholic Health Initiatives, Series A, Pre-Refunded, 5.00%, 12/01/28 .............     2,000,000      2,064,540
     Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ................................    13,250,000     13,579,262
     Kaiser Permanente, Series B, ETM, 5.35%, 8/01/15 .................................    20,200,000     21,548,754
   Colorado Springs Airport Revenue, Series C, zero cpn.,
     1/01/07 ..........................................................................     1,675,000      1,664,113
     1/01/08 ..........................................................................       800,000        758,248
     1/01/11 ..........................................................................     1,450,000      1,202,935
  Colorado Water Resources and Power Development Authority Water Resources Revenue,
    Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 ........    10,000,000     10,613,800
   Denver City and County Airport Revenue,
     Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 ...............................    43,000,000     44,157,990
     System, Refunding, Series A, XLCA Insured, 5.00%, 11/15/25 .......................     8,000,000      8,538,880


                                                          Semiannual Report | 23

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  COLORADO (CONTINUED)
  Denver City and County School District No. 1 COP, Denver School Facilities Leasing Corp.,
   AMBAC Insured, 5.50%, 12/15/08 ..........................................................   $ 1,000,000   $  1,002,210
  Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
   Series A, 6.875%, 10/01/32 ..............................................................    47,980,000     49,673,694
  Denver Convention Center Hotel Authority Revenue, Senior Series A, XLCA Insured,
   Pre-Refunded, 4.75%, 12/01/28 ...........................................................    13,500,000     14,462,010
  E-470 Public Highway Authority Revenue, Refunding, Senior Series A, MBIA Insured, 5.00%,
   9/01/21 .................................................................................    12,715,000     12,963,960
  Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured, 5.95%, 4/01/29 ..........    10,765,000     11,300,666
  Mesa State College Auxiliary Facilities Enterprise Revenue, XLCA Insured, 5.00%,
   5/15/35 .................................................................................     9,950,000     10,457,450
  Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured, 5.125%,
   6/15/31 .................................................................................     7,500,000      7,932,300
  Pueblo County School District No. 060 GO, FGIC Insured, 5.00%, 12/15/22 ..................     5,500,000      5,804,755
  Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/34 .........................    10,000,000     10,563,900
  University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%,
   11/15/29 ................................................................................     8,500,000      8,781,605
                                                                                                             ------------
                                                                                                              237,071,072
                                                                                                             ------------
  CONNECTICUT 0.5%
  Connecticut State GO, Series D, Pre-Refunded, 5.00%, 11/15/20 ............................     8,000,000      8,537,920
  Connecticut State Health and Educational Facilities Authority Revenue, Yale-New Haven
   Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31 .....................................    10,500,000     11,221,140
  Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series B,
   AMBAC Insured, Pre-Refunded, 5.00%, 12/01/17 ............................................    11,870,000     12,796,453
  Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
   5.80%, 8/20/39 ..........................................................................     2,670,000      2,842,162
                                                                                                             ------------
                                                                                                               35,397,675
                                                                                                             ------------
  FLORIDA 4.6%
  Broward County School Board COP,
    MBIA Insured, 5.00%, 7/01/28 ...........................................................    17,415,000     18,319,535
    Series A, FSA Insured, 5.25%, 7/01/24 ..................................................    25,000,000     26,754,750
b Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 .......................     5,000,000      5,325,550
  Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
   AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ............................................    10,000,000     10,696,200
  Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
    5.75%, 6/01/22 .........................................................................    10,000,000     10,747,600
    6.00%, 6/01/23 .........................................................................    17,500,000     21,808,500
  Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured, zero cpn.,
    10/01/23 ...............................................................................     5,000,000      2,188,450
    10/01/24 ...............................................................................     3,000,000      1,242,900
  Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 ...........................    10,000,000     10,594,800
  Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 ...........................    13,500,000     14,400,585
  Hillsborough County School Board COP,
    MBIA Insured, 5.00%, 7/01/27 ...........................................................     5,000,000      5,253,750
    Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ......................................     5,000,000      5,165,000


24 | Semiannual Report

Franklin Federal Tax-Free Income Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONTINUED)
 MUNICIPAL BONDS (CONTINUED)
 FLORIDA (CONTINUED)
 Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%, 10/01/30 ...   $20,175,000   $ 21,054,226
 Jacksonville Excise Taxes Revenue, Series A, AMBAC Insured, 5.00%, 10/01/32 ..........     6,015,000      6,387,810
 Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
   10/01/23 ...........................................................................     6,000,000      6,300,420
   10/01/26 ...........................................................................    20,000,000     20,919,400
 Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 ...................     5,000,000      5,207,200
 Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ................    12,000,000     12,676,200
 Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
  CIFG Insured, 5.00%, 10/01/35 .......................................................    10,645,000     11,199,392
 Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series A,
  CIFG Insured, 5.00%, 10/01/38 .......................................................    15,000,000     15,645,750
 Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
  MBIA Insured, 5.00%, 6/01/30 ........................................................    10,630,000     11,213,374
 Miami-Dade County Special Obligation Revenue,
   Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/32 ...............    10,000,000     10,491,000
   Sub Series B, MBIA Insured, zero cpn., 10/01/34 ....................................     5,500,000      1,260,215
 Orlando and Orange County Expressway Authority Revenue, Series B, AMBAC Insured,
  5.00%, 7/01/28 ......................................................................    10,630,000     11,175,851
 Orlando Utilities Commission Water and Electric Revenue, Refunding, 5.00%, 10/01/22 ..     7,500,000      7,930,725
 Palm Beach County School Board COP,
   Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ...................................    25,000,000     26,061,750
   Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 ...............................     5,100,000      5,573,229
 Port St. Lucie GO, MBIA Insured, 5.00%, 7/01/32 ......................................     7,000,000      7,423,570
 Tampa Bay Water Utility System Revenue, Series B, FGIC Insured,
   5.00%, 10/01/26 ....................................................................     5,245,000      5,471,846
   5.00%, 10/01/31 ....................................................................    10,000,000     10,414,400
   Pre-Refunded, 5.00%, 10/01/26 ......................................................     4,755,000      5,067,499
                                                                                                        ------------
                                                                                                         333,971,477
                                                                                                        ------------
 GEORGIA 3.8%
 Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
   Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ...................................    29,520,000     31,012,236
   Series J, FSA Insured, 5.00%, 1/01/29 ..............................................    10,000,000     10,554,500
 Atlanta Airport Revenue, General,
   Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 ...............................    18,295,000     19,544,000
   Series G, FSA Insured, 5.00%, 1/01/30 ..............................................    18,285,000     19,298,903
 Atlanta Development Authority Revenue,
   Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24 ......     6,385,000      7,129,683
   Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25 ......     6,955,000      7,779,307
   Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ......     5,000,000      5,607,200
   Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27 ......     5,000,000      5,620,400
   Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%,
     1/01/27 ..........................................................................     5,000,000      5,348,700
 Atlanta Development Authority Student Housing Revenue, Facilities, Piedmont Ellis LLC,
  Series A, XLCA Insured, 5.00%, 9/01/30 ..............................................    10,000,000     10,592,000
 Atlanta Water and Wastewater Revenue,
   FSA Insured, 5.00%, 11/01/34 .......................................................    20,205,000     21,321,124
   Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 .................................    13,000,000     13,557,310


                                                          Semiannual Report | 25

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Cobb County Hospital Authority Revenue, Refunding, AMBAC Insured, 5.00%, 4/01/28 ........   $18,000,000   $ 19,125,180
De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 .................................    12,000,000     12,865,800
Griffin Combined Public Utility Revenue, Refunding and Improvement, AMBAC Insured,
 5.00%, 1/01/25 .........................................................................     5,000,000      5,323,450
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
 Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ...........................    10,000,000     10,700,700
Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 .........    20,000,000     21,773,400
Henry County and Henry County Water and Sewer Authority Revenue, Refunding and
 Improvement, Series A, MBIA Insured, 5.00%, 2/01/26 ....................................     5,770,000      6,138,126
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
 MBIA Insured, 5.00%,
  7/01/23 ...............................................................................    10,150,000     10,715,862
  7/01/25 ...............................................................................    12,160,000     12,810,803
  7/01/26 ...............................................................................    12,800,000     13,470,720
Richmond County Development Authority Educational Facilities Revenue, MCG-PPG Cancer
 Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 ..............................     5,000,000      5,314,900
                                                                                                          ------------
                                                                                                           275,604,304
                                                                                                          ------------
HAWAII 1.1%
Hawaii State Airports System Revenue, Second Series,
  ETM, 6.90%, 7/01/12 ...................................................................       500,000        551,465
  MBIA Insured, ETM, 6.90%, 7/01/12 .....................................................       400,000        441,912
Hawaii State Department of Budget and Finance Special Purpose Revenue,
  Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ...............       500,000        510,330
  Kaiser Permanente, Series A, ETM, 5.15%, 3/01/15 ......................................     4,000,000      4,156,560
  Wilcox Memorial Hospital Projects, Refunding, 5.25%, 7/01/13 ..........................       600,000        622,842
  Wilcox Memorial Hospital Projects, Refunding, 5.35%, 7/01/18 ..........................     2,040,000      2,121,580
  Wilcox Memorial Hospital Projects, Refunding, 5.50%, 7/01/28 ..........................     2,410,000      2,495,531
Hawaii State GO,
  Refunding, Series BW, 6.375%, 3/01/11 .................................................        95,000        105,632
  Series BW, ETM, 6.375%, 3/01/11 .......................................................         5,000          5,566
  Series CA, 6.00%, 1/01/09 .............................................................       100,000        105,069
  Series CT, FSA Insured, Pre-Refunded, 5.875%, 9/01/19 .................................     5,000,000      5,359,350
Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue, Refunding,
 Series A, FNMA Insured, 5.75%, 7/01/30 .................................................       440,000        440,717
Honolulu City and County Board of Water Supply Water System Revenue, Refunding, Series A,
 MBIA Insured, 5.00%, 7/01/36 ...........................................................    20,000,000     21,177,200
Honolulu City and County GO,
  Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 .....................................     5,250,000      5,460,682
  Series 1992, ETM, 6.00%, 12/01/14 .....................................................       150,000        174,578
Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 .........     1,190,000      1,199,520
Honolulu City and County Wastewater System Revenue,
  First Bond Resolution, Senior Series, AMBAC Insured, Pre-Refunded, 5.125%,
    7/01/31 .............................................................................     8,000,000      8,543,600
  Second Bond Resolution, Refunding, junior series, FGIC Insured, 5.00%, 7/01/23 ........    10,000,000     10,378,100
  Senior Series A, FGIC Insured, 5.00%, 7/01/30 .........................................    15,000,000     15,918,900
Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 .....................       220,000        238,346
                                                                                                          ------------
                                                                                                            80,007,480
                                                                                                          ------------


26 | Semiannual Report

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  IDAHO 0.0% c
  Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 ....................   $   260,000   $   260,434
                                                                                                           -----------
  ILLINOIS 5.1%
b Aurora Waterworks and Sewer Revenue, XLCA Insured, 4.75%, 12/01/36 .....................     7,765,000     7,868,740
  Chicago Board of Education GO, Chicago School Reform, MBIA Insured, Pre-Refunded,
   6.00%, 12/01/16 .......................................................................     9,700,000     9,912,042
  Chicago COP, AMBAC Insured, 7.75%, 7/15/11 .............................................    10,100,000    11,429,968
  Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, 5.75%, 1/01/23 ......     8,955,000    10,794,626
  Chicago Sales Tax Revenue, FGIC Insured, Pre-Refunded, 5.375%, 1/01/27 .................     3,060,000     3,183,349
  Chicago SFMR, Collateral, Series A, GNMA Secured, 7.25%, 9/01/28 .......................        15,000        15,031
  Cook County Tinley Park School District No. 140 GO, Refunding, Series A, AMBAC Insured,
   6.00%, 12/01/15 .......................................................................     8,750,000     8,941,275
  Illinois Development Finance Authority Hospital Revenue,
    Adventist Health System, Sunbelt Obligation, Pre-Refunded, 5.65%, 11/15/24 ...........     6,030,000     6,423,699
    Adventist Health System, Sunbelt Obligation, Pre-Refunded, 5.50%, 11/15/29 ...........    20,000,000    21,220,400
    Sisters of St. Francis Health Services, Refunding, MBIA Insured, Pre-Refunded, 5.375%,
      11/01/27 ...........................................................................     5,000,000     5,189,950
  Illinois Development Finance Authority Revenue, Provena Health, Refunding, Series A,
   MBIA Insured, 5.50%, 5/15/21 ..........................................................    10,000,000    10,336,100
  Illinois HDA Revenue,
    MF Program, Series 1, 6.625%, 9/01/12 ................................................     4,385,000     4,405,829
    MF Program, Series 1, 6.75%, 9/01/21 .................................................     3,285,000     3,302,279
    MFH, Refunding, Series A, 7.10%, 7/01/26 .............................................     9,305,000     9,321,377
  Illinois Health Facilities Authority Revenue,
    Children's Memorial Hospital, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
      8/15/25 ............................................................................     9,120,000     9,711,888
    Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%,
      7/01/18 ............................................................................     7,090,000     7,249,454
    Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18 .......     2,105,000     2,464,071
    Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ...................     2,885,000     2,982,484
    Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
      11/15/28 ...........................................................................     7,500,000     7,706,025
    South Suburban Hospital, ETM, 7.00%, 2/15/18 .........................................     4,200,000     5,076,750
    Victory Health Services, Series A, Pre-Refunded, 5.75%, 8/15/27 ......................     8,015,000     8,227,478
  Illinois State GO, FSA Insured, 5.00%, 9/01/29 .........................................    12,000,000    12,756,000
  Kane County School District No. 129 GO, Series A, FGIC Insured, Pre-Refunded, 5.25%,
   2/01/22 ...............................................................................     5,285,000     5,708,540
  Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
    Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn., 6/15/08 ..........     7,000,000     6,607,650
    Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ..........     9,275,000     8,433,108
    Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn., 6/15/08 ...............       185,000       174,520
    Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn., 6/15/09 ...............       235,000       213,340
    Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero cpn. to
      6/14/12, 5.50% thereafter, 6/15/20 .................................................     8,240,000     6,935,773
    Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero cpn. to
      6/14/12, 5.55% thereafter, 6/15/21 .................................................     6,000,000     5,045,940
    Capital Appreciation, McCormick Place, Refunding, Series B, zero cpn. to 6/14/17,
      5.65% thereafter, 6/15/22 ..........................................................    30,000,000    20,275,500


                                                          Semiannual Report | 27

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONTINUED)
 MUNICIPAL BONDS (CONTINUED)
 ILLINOIS (CONTINUED)
 Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, (continued)
   Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn., 6/15/08 ...................   $ 1,315,000   $  1,241,294
   Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ...................     1,490,000      1,354,753
   FGIC Insured, ETM, 6.50%, 6/15/07 .......................................................         5,000          5,021
   McCormick Place Expansion Project, 6.50%, 6/15/22 .......................................         5,000          5,004
   McCormick Place Expansion Project, 6.50%, 6/15/27 .......................................       555,000        555,494
   McCormick Place Expansion Project, Refunding, FGIC Insured, 5.25%, 12/15/28 .............    39,580,000     41,281,544
   McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 ...............       250,000        250,237
   McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn., 6/15/10 ......     7,845,000      6,863,512
   McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn., 6/15/11 ......     9,690,000      8,170,123
   McCormick Place Expansion Project, Series A, FGIC Insured, zero cpn., 6/15/10 ...........       155,000        135,656
   McCormick Place Expansion Project, Series A, MBIA Insured, 5.00%, 12/15/28 ..............    26,795,000     28,005,062
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
  Place Convention Center, ETM, 7.00%, 7/01/26 .............................................    12,000,000     16,038,720
 Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 .......     1,000,000      1,250,180
 Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc. Project,
  6.625%, 2/01/10 ..........................................................................     2,520,000      2,523,226
 University of Illinois University Revenues,
   Auxiliary Facilities, AMBAC Insured, zero cpn., 4/01/10 .................................    14,250,000     12,553,822
   Auxiliary Facilities System, Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 .........     5,000,000      5,161,400
   Auxiliary Facilities System, Refunding, Series B, FGIC Insured, 5.125%, 4/01/26 .........     3,585,000      3,747,974
   Auxiliary Facilities System, Series B, FGIC Insured, Pre-Refunded, 5.125%, 4/01/26 ......     8,415,000      8,958,525
 Upper River Valley Development Authority Environmental Facilities Revenue, General Electric
  Co. Project, 5.45%, 2/01/23 ..............................................................     3,600,000      3,730,608
 Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%, 2/01/27 ...     7,130,000      7,234,454
                                                                                                             ------------
                                                                                                              370,979,795
                                                                                                             ------------
 INDIANA 1.4%
 Indiana Bond Bank Revenue, Special Program, Hendricks Redevelopment, Series B,
  Pre-Refunded, 6.20%, 2/01/23 .............................................................     3,500,000      3,591,385
 Indiana Health Facility Financing Authority Hospital Revenue,
   Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/21 ............    17,500,000     18,749,150
   Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 .....................     1,200,000      1,228,200
 Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
  Refunding, 5.625%, 5/15/28 ...............................................................     1,750,000      1,762,478
 Indiana State Development Financing Authority Environmental Revenue, Refunding, 6.25%,
  7/15/30 ..................................................................................     2,000,000      2,049,840
 Indiana State Educational Facilities Authority Revenue,
   DePauw University Project, Refunding, 5.30%, 7/01/16 ....................................       600,000        629,838
   Valparaiso University, Refunding, AMBAC Insured, 5.125%, 10/01/23 .......................     2,015,000      2,094,774
 Indiana State HFA, SFMR, Refunding,
   Series A, 6.75%, 1/01/10 ................................................................     2,365,000      2,376,565
   Series A, 6.80%, 1/01/17 ................................................................    12,835,000     13,091,700
   Series A-2, GNMA Secured, 6.10%, 7/01/22 ................................................       195,000        199,333
 Indiana Transportation Finance Authority Highway Revenue,
   Pre-Refunded, 5.375%, 12/01/25 ..........................................................     2,235,000      2,385,885
   Refunding, 5.375%, 12/01/25 .............................................................    12,765,000     13,616,808


28 | Semiannual Report

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
                                                                                                     AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  INDIANA (CONTINUED)
  Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
   MBIA Insured, Pre-Refunded, 5.25%, 7/01/33 ..................................................   $19,020,000   $20,654,008
  Jasper County EDR, Georgia-Pacific Corp. Project,
    5.625%, 12/01/27 ...........................................................................     3,500,000     3,530,765
    Refunding, 6.70%, 4/01/29 ..................................................................     3,000,000     3,149,640
  Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
   8.00%, 1/01/14 ..............................................................................        95,000        95,157
  New Albany Floyd County School Building Corp. Revenue, first mortgage, MBIA Insured,
   Pre-Refunded, 5.375%, 1/15/18 ...............................................................     1,500,000     1,574,220
  Petersburg PCR, 5.75%, 8/01/21 ...............................................................     5,000,000     5,367,150
  PHM Multi-School Building Corp. Industry Revenue, first mortgage, FSA Insured,
   Pre-Refunded, 5.90%, 7/15/14 ................................................................     1,000,000     1,024,610
  Purdue University of Indiana University Revenue, Student Fee, Series Q, 5.375%,
   7/01/07 .....................................................................................     1,355,000     1,371,219
  Rochester Community Multi-School Building Corp. Revenue, first mortgage, AMBAC Insured,
   Pre-Refunded, 5.20%, 1/15/18 ................................................................     1,000,000     1,038,940
                                                                                                                 -----------
                                                                                                                  99,581,665
                                                                                                                 -----------
  KANSAS 0.4%
  Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, Series A, MBIA Insured,
   5.30%, 6/01/31 ..............................................................................    18,000,000    19,406,340
  Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
   Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 .........................................     2,000,000     2,107,240
  Kansas State Development Finance Authority Revenue, Water Pollution Control,
   Revolving Fund,
    Refunding, Series II, 5.125%, 11/01/18 .....................................................     3,450,000     3,688,533
    Series II, Pre-Refunded, 5.125%, 11/01/18 ..................................................     1,550,000     1,662,298
  Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A, 5.70%,
   11/15/18 ....................................................................................     1,875,000     1,910,737
  Shawnee County USD No. 437 Auburn-Washburn GO, Refunding, FSA Insured, 5.00%,
   9/01/20 .....................................................................................     2,500,000     2,616,450
                                                                                                                 -----------
                                                                                                                  31,391,598
                                                                                                                 -----------
  KENTUCKY 1.5%
  Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A, zero cpn.,
    8/15/07 ....................................................................................     1,640,000     1,593,932
    8/15/08 ....................................................................................     4,505,000     4,220,644
    8/15/09 ....................................................................................     4,580,000     4,095,253
    8/15/10 ....................................................................................     4,620,000     3,956,522
    8/15/13 ....................................................................................     6,825,000     5,175,602
    8/15/14 ....................................................................................     6,860,000     4,990,444
    8/15/16 ....................................................................................     7,005,000     4,677,939
    8/15/17 ....................................................................................     7,115,000     4,520,942
a Kenton County Airport Board Airport Revenue, Special Facilities, Delta Airlines Inc. Project,
    Series A, 7.50%, 2/01/20 ...................................................................    10,000,000     6,075,000
    Series A, 7.125%, 2/01/21 ..................................................................     9,330,000     5,644,650
    Series B, 7.25%, 2/01/22 ...................................................................     3,350,000     2,026,750


                                                          Semiannual Report | 29

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
KENTUCKY (CONTINUED)
Kentucky Economic Development Finance Authority Health System Revenue, Norton
 Healthcare Inc.,
  Refunding, Series B, MBIA Insured, zero cpn., 10/01/18 ...................................   $ 8,585,000   $  5,052,873
  Refunding, Series C, MBIA Insured, 6.05%, 10/01/19 .......................................     7,385,000      8,482,116
  Refunding, Series C, MBIA Insured, 6.10%, 10/01/21 .......................................     6,050,000      6,951,148
  Refunding, Series C, MBIA Insured, 6.10%, 10/01/23 .......................................    11,295,000     12,947,684
  Series C, MBIA Insured, Pre-Refunded, 6.05%, 10/01/19 ....................................     3,695,000      4,273,268
  Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/21 ....................................     2,875,000      3,333,678
  Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/23 ....................................     5,650,000      6,551,401
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
 Regional Health Center Facility, Refunding and Improvement,
  5.80%, 10/01/12 ..........................................................................     1,000,000      1,021,300
  5.85%, 10/01/17 ..........................................................................     5,615,000      5,695,912
Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, zero cpn.,
 1/01/08 ...................................................................................     5,250,000      5,032,913
                                                                                                             ------------
                                                                                                              106,319,971
                                                                                                             ------------
LOUISIANA 2.2%
Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
 10/01/12 ..................................................................................    14,285,000     14,302,142
Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
 Hospital Project, Refunding, Series A, Connie Lee Insured,
  6.375%, 12/01/12 .........................................................................     4,310,000      4,629,845
  6.50%, 12/01/18 ..........................................................................     5,530,000      6,652,645
  6.65%, 12/01/21 ..........................................................................     3,145,000      3,148,114
  6.85%, 12/01/22 ..........................................................................    11,040,000     11,067,931
East Baton Rouge Mortgage Finance Authority SFM Purchase Revenue, Series A, 6.80%,
 10/01/28 ..................................................................................       955,000        959,221
Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note, Series A,
 AMBAC Insured, 5.00%, 7/15/33 .............................................................    30,350,000     31,288,118
Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
 11/01/27 ..................................................................................     5,655,000      5,944,197
Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
 5.55%, 6/01/32 ............................................................................     1,245,000      1,266,103
Lafayette Public Improvement Sales Tax GO, Series B, MBIA Insured, 4.75%, 3/01/30 ..........     5,055,000      5,268,523
Louisiana Local Government Environmental Facilities and CDA Revenue,
  Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 ..........................     4,290,000      4,438,305
  MBIA Insured, 5.00%, 12/01/26 ............................................................     5,605,000      5,861,485
Louisiana Public Facilities Authority Revenue,
  Ochsner Clinic Foundation Project, Refunding, Series B, 5.75%, 5/15/23 ...................    10,000,000     10,796,400
  Tulane University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32 ....................     5,000,000      5,191,750
Louisiana State Gas and Fuels Tax Revenue, Series A,
  AMBAC Insured, 5.00%, 6/01/27 ............................................................    19,250,000     20,008,065
b FSA Insured, 5.00%, 5/01/36 ..............................................................    10,000,000     10,621,100
b FSA Insured, 4.75%, 5/01/39 ..............................................................     5,000,000      5,095,700
Louisiana State GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/19 ..................     9,000,000      9,493,200


30 | Semiannual Report

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                               AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
LOUISIANA (CONTINUED)
Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ..   $ 2,200,000   $  2,208,712
West Feliciana Parish PCR, Gulf States Utilities Co. Project, 7.00%, 11/01/15 ...........     3,050,000      3,072,448
                                                                                                          ------------
                                                                                                           161,314,004
                                                                                                          ------------
MAINE 0.2%
Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
 6.20%, 9/01/19 .........................................................................     8,000,000      8,486,800
Maine Health and Higher Educational Facilities Authority Revenue, Series A, MBIA Insured,
 5.00%, 7/01/32 .........................................................................     6,045,000      6,348,217
Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1, 5.05%,
 11/15/16 ...............................................................................        45,000         45,079
                                                                                                          ------------
                                                                                                            14,880,096
                                                                                                          ------------
MARYLAND 0.6%
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
 9/01/32 ................................................................................     3,500,000      3,729,180
Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
 Refunding, CIFG Insured, 5.00%, 6/01/33 ................................................    15,000,000     15,937,800
Maryland State Health and Higher Educational Facilities Authority Revenue,
  Johns Hopkins University, Series A, 5.00%, 7/01/33 ....................................    10,000,000     10,539,000
b Western Maryland Health, Series A, MBIA Insured, 5.00%, 7/01/34 .......................    10,000,000     10,629,400
Prince George's County GO, Consolidated Public Improvement, Series A, 5.00%,
 10/01/23 ...............................................................................     5,385,000      5,757,480
                                                                                                          ------------
                                                                                                            46,592,860
                                                                                                          ------------
MASSACHUSETTS 3.8%
Massachusetts Bay Transportation Authority Revenue, General Transportation System,
  Refunding, Series C, 5.00%, 3/01/24 ...................................................    14,000,000     14,207,480
  Series A, FGIC Insured, 5.00%, 3/01/23 ................................................     1,035,000      1,050,339
  Series A, FGIC Insured, Pre-Refunded, 5.00%, 3/01/23 ..................................     2,965,000      3,007,933
Massachusetts Bay Transportation Authority Revenue Special Assessment,
  Refunding, Series A, 5.25%, 7/01/30 ...................................................     6,785,000      7,127,439
  Series A, Pre-Refunded, 5.25%, 7/01/30 ................................................    25,740,000     27,246,820
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A,
 5.00%, 7/01/28 .........................................................................    10,000,000     11,237,000
Massachusetts Special Obligation Revenue, Consolidation Loan, Series A, FGIC Insured,
 Pre-Refunded, 5.00%, 6/01/22 ...........................................................    15,070,000     16,119,324
Massachusetts State Development Finance Agency Revenue, Massachusetts/Saltonstall
 Redevelopment Building Corp., Series A, MBIA Insured, 5.125%, 8/01/28 ..................     6,735,000      7,112,699
Massachusetts State GO,
  MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ............................................     4,100,000      4,393,068
  Series B, ETM, 6.50%, 8/01/08 .........................................................     5,845,000      6,124,917
Massachusetts State Health and Educational Facilities Authority Revenue,
  Berkshire Health System, Series E, 6.25%, 10/01/31 ....................................     2,250,000      2,420,190
  Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25 ....................     4,500,000      4,906,440
  Harvard University, Series FF, 5.00%, 7/15/22 .........................................    13,550,000     14,389,829


                                                          Semiannual Report | 31

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Massachusetts State Industrial Finance Agency Health Care Facilities Revenue,
 Jewish Geriatric Services Inc., Series B, Pre-Refunded,
  5.375%, 5/15/17 ..................................................................   $ 1,965,000   $  2,021,258
  5.50%, 5/15/27 ...................................................................     5,000,000      5,146,450
Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
  5.65%, 10/01/17 ..................................................................     2,295,000      2,370,207
  5.70%, 10/01/27 ..................................................................     7,375,000      7,613,213
Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
 MBIA Insured, 5.75%, 7/01/39 ......................................................    10,150,000     10,419,381
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
 FSA Insured, 5.00%, 8/15/30 .......................................................    15,000,000     15,918,150
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
  Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 ................................    52,130,000     53,022,987
  Refunding, Sub Series A, AMBAC Insured, 5.25%, 1/01/29 ...........................     5,000,000      5,191,700
  sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ....................    21,350,000     21,792,585
Massachusetts State Water Pollution Abatement Trust Revenue,
  Massachusetts Water Revenue Abatement Program, Series A, 5.00%, 8/01/32 ..........     5,000,000      5,235,750
  Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 .........     5,210,000      5,537,292
  Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ......     1,290,000      1,376,275
Route 3 North Transportation Improvement Assn. Massachusetts Lease Revenue,
 MBIA Insured, Pre-Refunded, 5.375%, 6/15/29 .......................................    16,405,000     17,423,586
                                                                                                     ------------
                                                                                                      272,412,312
                                                                                                     ------------
MICHIGAN 3.7%
Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 ...........................     6,300,000      6,543,684
Chippewa Valley School GO, Refunding, 5.125%, 5/01/27 ..............................     5,310,000      5,610,068
Coldwater Community Schools GO, MBIA Insured, Pre-Refunded, zero cpn., 5/01/18 .....     5,935,000      3,058,365
Detroit City School District GO,
  School Building and Site Improvements, Series A, FGIC Insured, Pre-Refunded,
    5.00%, 5/01/23 .................................................................     2,000,000      2,160,860
  School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/33 ....    16,870,000     17,659,516
  Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 .............................    14,925,000     16,042,733
Detroit Sewage Disposal Revenue,
  second lien, Series A, MBIA Insured, 5.00%, 7/01/30 ..............................    10,000,000     10,597,600
  senior lien, Refunding, Series A, FGIC Insured, 5.125%, 7/01/31 ..................    10,000,000     10,473,500
  Series A, MBIA Insured, 5.00%, 7/01/27 ...........................................    15,000,000     15,253,050
Detroit Water Supply System Revenue,
  second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ..............................     5,000,000      5,462,150
  senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ..............................    17,575,000     18,254,098
  senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ................    13,230,000     14,183,821
Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .......     8,625,000      8,827,774
Harrison Community Schools GO, AMBAC Insured, zero cpn., 5/01/20 ...................     6,000,000      2,659,800
Jackson County Building Authority Revenue, AMBAC Insured, Pre-Refunded, 5.60%,
 5/01/30 ...........................................................................     4,145,000      4,424,746
Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A,
 6.25%, 5/15/27 ....................................................................     1,750,000      1,809,063


32 | Semiannual Report

Franklin Federal Tax-Free Income Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Michigan State Building Authority Revenue,
  Facilities Program, Refunding, Series I, 5.00%, 10/15/24 ............................   $31,350,000   $ 32,845,081
  Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 .................................     9,475,000     10,133,797
Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
 MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 .........................................    18,000,000     19,499,580
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
 Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ......    10,000,000     10,566,300
Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded,
  5.00%, 11/01/25 .....................................................................    16,250,000     17,296,662
  5.25%, 11/01/30 .....................................................................    10,000,000     10,757,600
Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
 MBIA Insured, 5.25%, 11/15/31 ........................................................    10,000,000     10,504,200
Southgate Community School District GO, FGIC Insured, Pre-Refunded, 5.00%, 5/01/25 ....     5,500,000      5,667,704
Wayne State University Revenues, General, AMBAC Insured, 5.00%, 11/15/36 ..............     5,000,000      5,354,300
West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 .......................     5,000,000      5,258,700
                                                                                                        ------------
                                                                                                         270,904,752
                                                                                                        ------------
MINNESOTA 2.1%
Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 ......................     9,100,000      9,283,638
Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 .....     1,500,000      1,555,635
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
  Series A, FGIC Insured, 5.125%, 1/01/31 .............................................    10,000,000     10,343,000
  Series A, FGIC Insured, 5.25%, 1/01/32 ..............................................    32,025,000     33,593,905
  Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/32 ................................     5,000,000      5,373,750
  Series C, FGIC Insured, 5.25%, 1/01/26 ..............................................    19,000,000     20,012,700
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
  Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ..................................       510,000        530,477
  Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 ...............................    25,300,000     26,373,732
Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/30 ..............     5,000,000      5,237,750
Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, GNMA Secured, 5.95%,
 10/20/33 .............................................................................    11,075,000     11,589,212
Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 ..    20,000,000     20,763,200
Roseville MFHR, Rosepointe I Project, Refunding, Series A, GNMA Secured, 5.95%,
 10/20/33 .............................................................................     8,055,000      8,418,119
University of Minnesota Revenue, Series A, ETM, 5.75%, 7/01/13 ........................     1,250,000      1,407,850
                                                                                                        ------------
                                                                                                         154,482,968
                                                                                                        ------------
MISSISSIPPI 1.4%
Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ........    36,500,000     36,608,040
Jackson County Environmental Improvement Revenue, International Paper Co. Project,
 6.70%, 5/01/24 .......................................................................     3,500,000      3,743,565
Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project, Refunding,
  5.875%, 4/01/22 .....................................................................    40,000,000     40,168,800
  5.90%, 5/01/22 ......................................................................     8,250,000      8,290,590
Mississippi State GO, Refunding, 5.75%, 12/01/12 ......................................     2,000,000      2,227,020
Mississippi State University Educational Building Corp. Revenue, Residence Hall and
 Campus Improvement, MBIA Insured, 5.00%, 8/01/35 .....................................    13,265,000     14,054,002
                                                                                                        ------------
                                                                                                         105,092,017
                                                                                                        ------------


                                                          Semiannual Report | 33

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MISSOURI 1.2%
Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/22 ...................   $ 9,095,000   $ 9,611,323
Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
 Series A, MBIA Insured, 5.00%, 12/01/30 ...................................................    11,500,000    12,023,365
Missouri State Board of Public Buildings Special Obligation Revenue, Series A, 4.75%,
 10/15/28 ..................................................................................     8,250,000     8,485,785
Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
  Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 ........................................       230,000       235,423
  Series A, AMBAC Insured, 5.25%, 6/01/21 ..................................................     8,740,000     9,337,379
  Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/21 ....................................     8,760,000     9,466,144
  Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/22 .....................................     4,270,000     4,407,793
St. Louis Airport Revenue,
  Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/20 ......................     5,000,000     5,260,400
  Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/21 ......................     7,250,000     7,621,200
  Capital Improvement Program, Series A, MBIA Insured, 5.00%, 7/01/27 ......................    12,390,000    12,966,755
Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., 5.40%,
 5/15/28 ...................................................................................     4,000,000     4,071,000
                                                                                                             -----------
                                                                                                              83,486,567
                                                                                                             -----------
MONTANA 0.4%
Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ........    30,000,000    31,711,800
                                                                                                             -----------
NEBRASKA 1.0%
Adams County School District No. 018 GO, Hastings Public Schools, FSA Insured, 5.00%,
 12/15/31 ..................................................................................     5,795,000     6,223,077
Lancaster County School District No. 001 GO, Lincoln Public Schools, 5.00%, 1/15/36 ........    24,725,000    26,428,553
Lincoln Electric System Revenue, 5.00%, 9/01/31 ............................................     8,645,000     9,202,775
Omaha Convention Hotel Corp. Revenue, Convention Center, first tier, Series A,
 AMBAC Insured, 5.125%, 4/01/26 ............................................................    12,500,000    13,246,375
Omaha Public Power District Separate Electricity Revenue, System, Nebraska City 2, Series A,
 AMBAC Insured, 5.00%, 2/01/30 .............................................................    12,165,000    12,997,086
University of Nebraska University Revenues, Kearney Student Fees and Facilities, 5.00%,
 7/01/30 ...................................................................................     5,000,000     5,289,600
                                                                                                             -----------
                                                                                                              73,387,466
                                                                                                             -----------
NEVADA 1.9%
Clark County Airport Revenue, sub. lien,
  Series A-2, FGIC Insured, 5.125%, 7/01/27 ................................................    10,000,000    10,667,500
  Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/31 .....................................    20,000,000    21,465,600
Director of the State Department of Business and Industry Revenue,
 Las Vegas Monorail Project,
  AMBAC Insured, zero cpn., 1/01/25 ........................................................     3,080,000     1,350,888
  AMBAC Insured, zero cpn., 1/01/26 ........................................................     3,815,000     1,593,030
  AMBAC Insured, zero cpn., 1/01/27 ........................................................     3,000,000     1,192,200
  AMBAC Insured, zero cpn., 1/01/28 ........................................................    13,315,000     5,033,736
  AMBAC Insured, zero cpn., 1/01/29 ........................................................     8,410,000     3,029,955
  first tier, AMBAC Insured, 5.625%, 1/01/32 ...............................................    21,995,000    23,727,106
  first tier, AMBAC Insured, 5.625%, 1/01/34 ...............................................    15,000,000    16,143,750


34 | Semiannual Report

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEVADA (CONTINUED)
Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A,
  5.25%, 7/01/18 ..........................................................................   $13,815,000   $ 14,220,746
  Pre-Refunded, 5.25%, 7/01/18 ............................................................     9,870,000     10,230,946
Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A, AMBAC Insured,
 6.30%, 7/01/22 ...........................................................................     4,500,000      4,504,500
Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%,
 12/01/17 .................................................................................    10,275,000     10,298,838
Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%,
 1/15/23 ..................................................................................     5,000,000      5,308,600
Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%,
 12/01/14 .................................................................................     5,000,000      5,100,100
Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured, 5.00%,
 7/01/24 ..................................................................................     5,000,000      5,191,050
                                                                                                            ------------
                                                                                                             139,058,545
                                                                                                            ------------
NEW HAMPSHIRE 0.3%
Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
 6/20/33 ..................................................................................     5,681,000      5,842,852
New Hampshire Health and Education Facilities Authority Revenue, Exeter Project,
  6.00%, 10/01/24 .........................................................................     2,000,000      2,204,420
  5.75%, 10/01/31 .........................................................................     1,000,000      1,068,450
New Hampshire Health and Educational Facilities Authority Revenue, The Memorial Hospital,
 Refunding, 5.25%,
  6/01/26 .................................................................................     1,000,000      1,032,020
  6/01/36 .................................................................................     1,100,000      1,124,882
New Hampshire Higher Educational and Health Facilities Authority Revenue,
  The Hitchcock Clinic, MBIA Insured, Pre-Refunded, 6.00%, 7/01/27 ........................     4,275,000      4,428,986
  New Hampshire Catholic Charities, 5.80%, 8/01/22 ........................................     1,000,000      1,010,490
  Rivier College, Refunding, 5.60%, 1/01/28 ...............................................     4,590,000      4,738,670
New Hampshire State HFA, SFMR, Series E,
  6.75%, 7/01/19 ..........................................................................       345,000        345,569
  6.80%, 7/01/25 ..........................................................................       265,000        265,474
                                                                                                            ------------
                                                                                                              22,061,813
                                                                                                            ------------
NEW JERSEY 2.4%
Health Care Facilities Financing Authority Revenue, Englewood Hospital, MBIA Insured,
 5.00%, 8/01/23 ...........................................................................     5,000,000      5,251,450
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
  Series 1, 6.00%, 1/01/19 ................................................................     2,100,000      2,122,638
  Series 1, 6.00%, 1/01/29 ................................................................     5,000,000      5,043,800
  Series 2, 6.125%, 1/01/19 ...............................................................     2,000,000      2,028,700
  Series 2, 6.125%, 1/01/29 ...............................................................     5,000,000      5,061,650
New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
 Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ....................................     5,000,000      5,374,950
New Jersey EDA Revenue,
  Cigarette Tax, 5.75%, 6/15/29 ...........................................................    20,000,000     21,582,600
  Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .................    10,000,000     10,572,600


                                                          Semiannual Report | 35

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                            AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
New Jersey EDA Revenue, (continued)
  Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ............   $ 5,000,000   $  5,286,300
  School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 .............     7,500,000      7,692,825
  School Facilities Construction, Series O, 5.125%, 3/01/28 ..........................    20,000,000     21,374,600
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
 Series B, MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 ...............................    12,400,000     13,246,052
New Jersey State Turnpike Authority Turnpike Revenue,
  Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
    5.15% thereafter, 1/01/35 ........................................................    10,000,000      7,040,200
  Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 ...............................     7,500,000      7,960,125
  Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 ...............................    13,000,000     13,759,070
  Series C, FSA Insured, 5.00%, 1/01/30 ..............................................    15,845,000     16,858,763
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Refunding, 5.75%, 6/01/32 ..    22,300,000     23,876,164
                                                                                                       ------------
                                                                                                        174,132,487
                                                                                                       ------------
NEW MEXICO 0.0% c
New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
 Pre-Refunded, 6.00%, 6/15/13 ........................................................     1,000,000      1,081,370
                                                                                                       ------------
NEW YORK 11.4%
Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 .......    25,000,000     29,091,250
Long Island Power Authority Electric System Revenue, General, Series A, MBIA Insured,
 Pre-Refunded, 5.25%, 12/01/26 .......................................................    10,000,000     10,360,700
MTA Commuter Facilities Revenue, Series A,
  FGIC Insured, Pre-Refunded, 6.00%, 7/01/16 .........................................     8,950,000      9,307,552
  Pre-Refunded, 5.25%, 7/01/28 .......................................................     5,000,000      5,366,400
  Pre-Refunded, 6.125%, 7/01/29 ......................................................    15,040,000     16,026,173
MTA Dedicated Tax Fund Revenue, Series A,
  FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 .........................................    12,500,000     13,483,625
  FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ........................................    14,250,000     15,208,170
  MBIA Insured, ETM, 6.25%, 4/01/11 ..................................................     1,280,000      1,421,018
MTA Revenue,
  Refunding, Series E, 5.25%, 11/15/31 ...............................................    10,000,000     10,636,500
  Refunding, Series U, 5.125%, 11/15/31 ..............................................    20,720,000     21,867,266
  Series A, MBIA Insured, 4.75%, 11/15/27 ............................................    15,000,000     15,706,650
MTA Transit Facilities Revenue,
  Series A, FSA Insured, Pre-Refunded, 6.00%, 7/01/16 ................................     3,630,000      3,775,018
  Series A, Pre-Refunded, 6.00%, 7/01/24 .............................................     5,000,000      5,312,100
  Series A, Pre-Refunded, 5.625%, 7/01/27 ............................................    10,800,000     11,217,636
  Service Contract, Series 8, Pre-Refunded, 5.375%, 7/01/21 ..........................    15,000,000     16,563,750
Nassau County GO,
  Improvement, Refunding, Series F, 6.625%, 3/01/08 ..................................     7,325,000      7,606,426
  Water Utility Improvements, Series F, 6.625%, 3/01/07 ..............................     7,070,000      7,138,791
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
 Pre-Refunded, 5.75%, 8/01/29 ........................................................    10,000,000     10,759,700
New York City GO,
  Refunding, Series B, 6.125%, 8/01/09 ...............................................         5,000          5,005
  Refunding, Series H, 6.25%, 8/01/15 ................................................       725,000        745,293


36 | Semiannual Report

Franklin Federal Tax-Free Income Fund

---------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York City GO, (continued)
  Refunding, Series H, 6.125%, 8/01/25 ..................................................   $ 4,155,000   $ 4,268,473
  Series D, 8.00%, 8/01/16 ..............................................................         5,000         5,051
  Series D, 5.50%, 6/01/24 ..............................................................    16,405,000    17,785,809
  Series D, Pre-Refunded, 5.50%, 6/01/24 ................................................     7,535,000     8,268,382
  Series E, 6.50%, 12/01/12 .............................................................        20,000        20,042
  Series F, 5.25%, 1/15/23 ..............................................................    20,000,000    21,258,000
  Series G, Pre-Refunded, 6.00%, 10/15/26 ...............................................    15,335,000    15,852,863
  Series H, Pre-Refunded, 6.25%, 8/01/15 ................................................    12,310,000    12,680,408
  Series H, Pre-Refunded, 6.125%, 8/01/25 ...............................................    61,630,000    63,428,363
  Series I, 6.25%, 4/15/13 ..............................................................     1,480,000     1,510,991
  Series I, Pre-Refunded, 6.25%, 4/15/13 ................................................    35,130,000    35,910,237
  Series I, Pre-Refunded, 6.25%, 4/15/27 ................................................     7,000,000     7,157,010
  Series J, Pre-Refunded, 6.00%, 8/01/21 ................................................    28,260,000    29,058,910
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
  Pre-Refunded, 5.50%, 6/15/33 ..........................................................    55,000,000    59,228,400
  Refunding, Series D, 5.25%, 6/15/25 ...................................................    10,000,000    10,723,100
  Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32 ..................................    10,000,000    10,594,600
  Series A, Pre-Refunded, 5.75%, 6/15/30 ................................................     8,000,000     8,525,280
  Series B, AMBAC Insured, Pre-Refunded, 5.25%, 6/15/29 .................................     8,000,000     8,167,600
  Series B, FGIC Insured, Pre-Refunded, 5.25%, 6/15/29 ..................................     4,855,000     4,956,712
  Series B, FSA Insured, Pre-Refunded, 5.25%, 6/15/29 ...................................     4,030,000     4,114,428
  Series B, Pre-Refunded, 5.75%, 6/15/29 ................................................    15,000,000    15,354,900
  Series G, FSA Insured, 5.125%, 6/15/32 ................................................    24,215,000    25,414,369
New York City Transitional Finance Authority Revenue, Future Tax Secured,
  Series B, 5.00%, 5/01/30 ..............................................................     7,500,000     7,847,400
  Series B, Pre-Refunded, 6.00%, 11/15/29 ...............................................    10,000,000    10,919,400
  Series C, Pre-Refunded, 5.50%, 11/01/20 ...............................................     5,000,000     5,373,950
  Series C, Pre-Refunded, 5.50%, 11/01/24 ...............................................     4,200,000     4,514,118
  Series D, 5.00%, 2/01/27 ..............................................................    10,000,000    10,507,700
  Series E, 5.00%, 2/01/28 ..............................................................     8,885,000     9,321,076
New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
 Pre-Refunded, 5.40%, 1/01/19 ...........................................................    15,000,000    15,988,800
New York City Trust Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
 AMBAC Insured, 5.125%, 7/01/31 .........................................................     8,000,000     8,484,720
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
 AMBAC Insured, 5.00%, 11/15/30 .........................................................    10,000,000    10,650,300
New York State Dormitory Authority Lease Revenue, Court Facilities, Pre-Refunded, 6.00%,
 5/15/39 ................................................................................    16,000,000    17,443,200
New York State Dormitory Authority Revenue, State University Educational Facilities,
 Refunding, 5.125%, 5/15/21 .............................................................     7,165,000     7,382,386
New York State Dormitory Authority Revenues,
  City University System, Consolidated Third, Refunding, Series 1, 5.25%, 7/01/25 .......    10,000,000    10,400,500
  Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 ........................    14,290,000    14,675,544
  Mental Health Services, Series A, Pre-Refunded, 5.75%, 2/15/27 ........................     4,830,000     4,956,981
  Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 ..................     5,000,000     5,155,300
  Second Hospital, Interfaith Medical Center, Series D, 5.40%, 2/15/28 ..................     8,000,000     8,260,480


                                                          Semiannual Report | 37

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                           AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Dormitory Authority Revenues, (continued)
  Supported Debt, Mental Health Services, Refunding, Series A, 6.00%, 8/15/17 ........   $   245,000   $    251,417
  Supported Debt, Mental Health Services, Refunding, Series A, 5.75%, 2/15/27 ........        80,000         82,028
  Supported Debt, Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 .....     3,465,000      3,558,486
  Supported Debt, Mental Health Services, Series A, Pre-Refunded, 5.75%, 2/15/27 .....        90,000         92,366
  Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%, 7/01/28 ....     6,570,000      6,772,882
  Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded, 5.00%,
    7/01/28 ..........................................................................     3,430,000      3,593,440
New York State HFA Service Contract Obligation Revenue, Refunding, Series C, 5.50%,
 9/15/22 .............................................................................    17,505,000     18,124,852
New York State HFAR, Housing Project Mortgage, Refunding, Series A, FSA Insured,
  6.10%, 11/01/15 ....................................................................     4,370,000      4,464,436
  6.125%, 11/01/20 ...................................................................     3,660,000      3,743,155
New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
 FSA Insured, Pre-Refunded, 6.00%, 4/01/14 ...........................................     1,420,000      1,546,735
New York State Urban Development Corp. Revenue, Youth Facilities, Pre-Refunded, 6.00%,
 4/01/17 .............................................................................    11,720,000     12,071,366
Onondaga County GO,
  5.875%, 2/15/12 ....................................................................       300,000        333,315
  ETM, 5.875%, 2/15/12 ...............................................................       700,000        779,163
Triborough Bridge and Tunnel Authority Revenues, General Purpose,
  Refunding, Series A, 5.00%, 1/01/27 ................................................     5,000,000      5,226,050
  Series A, 5.00%, 1/01/32 ...........................................................     3,085,000      3,199,731
  Series A, Pre-Refunded, 5.00%, 1/01/32 .............................................    16,915,000     18,094,483
  Series B, Pre-Refunded, 5.50%, 1/01/30 .............................................    15,000,000     17,417,250
  Series X, ETM, 6.625%, 1/01/12 .....................................................     1,800,000      2,028,204
  Series Y, ETM, 5.90%, 1/01/07 ......................................................       500,000        501,950
  Series Y, ETM, 6.00%, 1/01/12 ......................................................     1,000,000      1,083,110
                                                                                                       ------------
                                                                                                        830,729,225
                                                                                                       ------------
NORTH CAROLINA 3.1%
Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ....................     6,000,000      6,339,540
Charlotte COP, Transit Projects, Phase II, Series E, 5.00%, 6/01/30 ..................    15,940,000     16,850,015
North Carolina Eastern Municipal Power Agency Power System Revenue,
  Refunding, Series A, 5.75%, 1/01/26 ................................................    65,350,000     69,058,613
  Refunding, Series B, 6.00%, 1/01/22 ................................................     1,250,000      1,466,450
  Refunding, Series B, 6.25%, 1/01/23 ................................................    39,030,000     47,062,764
  Refunding, Series B, 5.75%, 1/01/24 ................................................    35,140,000     37,164,415
  Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ..................................     1,280,000      1,281,254
  Refunding, Series D, 5.125%, 1/01/23 ...............................................    12,000,000     12,484,080
  Refunding, Series D, 5.125%, 1/01/26 ...............................................     3,000,000      3,111,180
  Series D, 6.70%, 1/01/19 ...........................................................     2,000,000      2,186,340
  Series D, 6.75%, 1/01/26 ...........................................................     5,000,000      5,474,800
North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center,
 FSA Insured, 4.75%, 9/01/24 .........................................................     6,970,000      7,152,893


38 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 ........   $ 5,000,000   $  5,129,200
Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/28 ..............    11,000,000     11,804,870
                                                                                                           ------------
                                                                                                            226,566,414
                                                                                                           ------------
OHIO 3.3%
Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
 Children's Hospital Center, FSA Insured, 5.00%, 11/15/31 ................................     9,250,000      9,690,855
Akron Income Tax Revenue, Community Learning, FGIC Insured, 5.00%,
  12/01/26 ...............................................................................     6,085,000      6,437,443
  12/01/27 ...............................................................................     3,185,000      3,373,488
Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ..................    20,000,000     20,758,600
Cleveland State University General Receipt Revenue, FGIC Insured, 5.00%, 6/01/29 .........     5,000,000      5,297,100
Columbus City School District GO, School Facilities Construction and Improvement,
 FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 .............................................    16,000,000     17,301,120
Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 .........    17,100,000     19,185,345
Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
 Refunding,
  Series A, 5.625%, 2/01/18 ..............................................................     6,000,000      6,294,180
  Series E, 6.05%, 10/01/09 ..............................................................     4,000,000      4,268,400
  Series F, 6.05%, 10/01/09 ..............................................................     2,750,000      2,934,525
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue,
  MBIA Insured, Pre-Refunded, 5.00%, 12/01/27 ............................................     6,145,000      6,303,971
  Refunding, MBIA Insured, 5.00%, 12/01/27 ...............................................     1,355,000      1,383,536
Hamilton County Sales Tax Revenue, Refunding, Series B, AMBAC Insured, 5.25%,
 12/01/32 ................................................................................    10,000,000     10,534,900
Kettering City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
 12/01/30 ................................................................................     7,450,000      7,872,117
Little Miami Local School District GO, School Improvement, FSA Insured, 5.00%,
 12/01/34 ................................................................................     4,000,000      4,284,400
Marysville Wastewater Treatment System Revenue, Refunding, XLCA Insured, 5.00%,
  12/01/31 ...............................................................................     8,000,000      8,555,120
  12/01/36 ...............................................................................    13,725,000     14,642,379
Montgomery County Health System Revenue, Series B-2, 8.10%, 7/01/18 ......................       505,000        516,595
Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
 Pre-Refunded,
  5.50%, 12/01/10 ........................................................................     1,300,000      1,372,475
  5.60%, 12/01/11 ........................................................................     1,000,000      1,058,640
  5.65%, 12/01/12 ........................................................................       925,000        980,583
Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
  5.375%, 12/01/20 .......................................................................     4,275,000      4,609,049
  5.45%, 12/01/25 ........................................................................     3,000,000      3,242,910
Ohio State Water Development Authority Pollution Control Facilities Revenue, Water Control
 Loan Fund, Water Quality Series, MBIA Insured, Pre-Refunded, 5.125%, 6/01/19 ............    18,000,000     18,489,240
Pickerington Local School District GO, School Facilities Construction and Improvement,
 FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 .............................................    15,000,000     16,016,400


                                                          Semiannual Report | 39

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
                                                                                                AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Springboro Community City School District GO, School Improvement, MBIA Insured, 5.00%,
 12/01/27 .................................................................................   $10,350,000   $ 10,999,670
University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
 1/01/29 ..................................................................................    11,305,000     12,150,049
University of Cincinnati COP,
  Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 ..........................     4,000,000      4,158,480
  University Center Project, MBIA Insured, Pre-Refunded, 5.125%, 6/01/24 ..................    10,500,000     10,599,435
University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, 5.25%,
 6/01/24 ..................................................................................     5,000,000      5,320,050
                                                                                                            ------------
                                                                                                             238,631,055
                                                                                                            ------------
OKLAHOMA 0.1%
Stillwater Medical Center Authority Revenue,
  Series A, Pre-Refunded, 6.10%, 5/15/09 ..................................................     1,485,000      1,524,813
  Series B, Pre-Refunded, 6.35%, 5/15/12 ..................................................     1,130,000      1,168,736
  Series B, Pre-Refunded, 6.50%, 5/15/19 ..................................................     3,390,000      3,508,854
Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
 6.00%, 8/15/14 ...........................................................................     4,000,000      4,103,960
                                                                                                            ------------
                                                                                                              10,306,363
                                                                                                            ------------
OREGON 0.9%
Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/26 ................    10,500,000     11,103,015
Jackson County School District No. 6 Central Point GO, FGIC Insured, Pre-Refunded, 5.25%,
 6/15/20 ..................................................................................     4,000,000      4,231,520
Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured, 6.00%,
 10/15/13 .................................................................................     1,250,000      1,426,388
Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
 Pre-Refunded, 6.00%, 5/01/26 .............................................................    10,000,000     10,876,600
Oregon State EDR, Georgia Pacific Corp. Project,
  Refunding, Series 183, 5.70%, 12/01/25 ..................................................     3,500,000      3,552,990
d Series CLVII, 6.35%, 8/01/25 ............................................................     5,500,000      5,522,550
Oregon State GO, State Board of Higher Education, Series A, 5.00%,
  8/01/26 .................................................................................    18,630,000     19,680,584
  8/01/27 .................................................................................     6,955,000      7,463,550
                                                                                                            ------------
                                                                                                              63,857,197
                                                                                                            ------------
PENNSYLVANIA 4.5%
Allegheny County Hospital Development Authority Revenue, Health System, Refunding,
 Series A, MBIA Insured, 6.50%, 11/15/30 ..................................................    10,000,000     11,200,500
Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 5.50%,
 12/01/29 .................................................................................    10,000,000     10,459,400
Allegheny County Port Authority Special Revenue, Transportation, Refunding, FGIC Insured,
 5.00%, 3/01/29 ...........................................................................    10,000,000     10,436,000
Berks County GO, AMBAC Insured, 5.00%, 11/15/25 ...........................................     5,000,000      5,098,600
Butler Area School District GO, FGIC Insured, Pre-Refunded, 5.60%, 4/01/28 ................     5,000,000      5,329,700
Delaware County Authority University Revenue, Villanova University, Series A, MBIA Insured,
 5.00%, 12/01/18 ..........................................................................     7,090,000      7,330,989


40 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
  1/01/22 ................................................................................   $ 8,500,000   $  9,033,120
  1/01/26 ................................................................................    10,000,000     10,618,000
Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
 AMBAC Insured, 5.60%, 7/01/17 ...........................................................     5,000,000      5,669,950
Erie Water Authority Water Revenue, Series A, MBIA Insured, Pre-Refunded, 5.20%,
 12/01/30 ................................................................................    18,700,000     20,139,526
Montgomery County IDA Retirement Community Revenue, Adult Community Total Services
 Retirement-Life Communities Inc., 5.25%, 11/15/28 .......................................     2,500,000      2,551,500
Northampton County General Purpose Authority Revenue, County Agreement, FSA Insured,
 5.25%, 10/01/30 .........................................................................    12,150,000     12,922,375
Pennsylvania State GO, First Series, FGIC Insured, Pre-Refunded, 5.00%, 2/01/20 ..........     5,000,000      5,341,400
Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
 7/15/31 .................................................................................     5,850,000      6,268,743
Philadelphia Authority for Industrial Development Lease Revenue, Series B, FSA Insured,
 5.25%, 10/01/30 .........................................................................    15,630,000     16,492,620
Philadelphia Gas Works Revenue,
  Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 ..........................................     5,000,000      5,288,150
  Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 .................................     5,000,000      5,077,700
Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 ............................................     5,000,000      5,075,050
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
  Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.30%,
    1/01/18 ..............................................................................     3,040,000      3,153,605
  Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.35%,
    1/01/23 ..............................................................................     5,690,000      5,882,038
  Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.375%,
    1/01/28 ..............................................................................     3,700,000      3,822,914
  Temple University Hospital, 5.875%, 11/15/23 ...........................................     5,000,000      5,100,550
Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%, 9/01/29 .....    15,000,000     15,703,800
Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
  4/15/29 ................................................................................    10,965,000     11,639,457
  4/15/30 ................................................................................    12,000,000     12,729,240
Philadelphia School District GO, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/30 .....    14,050,000     15,268,697
Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 .......    25,000,000     26,117,500
Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
 5.125%, 2/01/35 .........................................................................    15,000,000     15,560,250
Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
 Tax, AMBAC Insured, 5.25%, 2/01/31 ......................................................     5,000,000      5,229,400
Southmoreland School District GO, MBIA Insured, 5.00%, 4/01/25 ...........................     6,800,000      7,266,344
State Public School Building Authority School Revenue,
  Daniel Boone School District Project, MBIA Insured, 5.00%, 4/01/28 .....................     9,500,000      9,988,300
  Philadelphia School District Project, FSA Insured, 5.00%, 6/01/33 ......................    32,000,000     33,513,280
Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
 AMBAC Insured, 6.15%, 12/01/29 ..........................................................     2,400,000      2,599,104
                                                                                                           ------------
                                                                                                            327,907,802
                                                                                                           ------------


                                                          Semiannual Report | 41

Franklin Federal Tax-Free Income Fund

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
                                                                                                   AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
RHODE ISLAND 1.1%
Narragansett Bay Commission Wastewater System Revenue, Series A, MBIA Insured, 5.00%,
 8/01/30 .....................................................................................   $ 7,990,000   $ 8,459,253
Rhode Island Health and Educational Building Corp. Revenue, Hospital Financing, Series A,
 Pre-Refunded,
   5.875%, 9/15/23 ...........................................................................     2,000,000     2,081,340
   6.00%, 9/15/33 ............................................................................     3,000,000     3,128,700
Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
   Refunding, Series 15-A, 6.85%, 10/01/24 ...................................................       620,000       625,078
   Refunding, Series 25-A, 4.95%, 10/01/16 ...................................................       140,000       140,902
   Series 10-A, 6.50%, 10/01/22 ..............................................................       475,000       476,876
   Series 10-A, 6.50%, 4/01/27 ...............................................................       265,000       267,173
Rhode Island State Economic Development Corp. Airport Revenue, Series B, MBIA Insured,
 5.00%,
   7/01/27 ...................................................................................    12,280,000    12,922,612
   7/01/30 ...................................................................................    14,965,000    15,725,970
Rhode Island State Health and Educational Building Corp. Revenue,
   Health Facilities, St. Antoine, Series B, 6.125%, 11/15/29 ................................     8,250,000     8,717,362
   Higher Education Facility, University of Rhode Island, Refunding, Series A, AMBAC Insured,
    5.00%, 9/15/30 ...........................................................................    10,000,000    10,670,600
   Hospital Financing, Lifespan Obligated Group, 6.375%, 8/15/21 .............................       925,000     1,033,817
   Hospital Financing, Lifespan Obligated Group, Pre-Refunded, 6.375%, 8/15/21 ...............     6,075,000     6,944,272
   Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
    5/15/26 ..................................................................................     5,000,000     5,311,500
   Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
    5/15/32 ..................................................................................     3,000,000     3,172,410
                                                                                                               -----------
                                                                                                                79,677,865
                                                                                                               -----------
SOUTH CAROLINA 1.3%
Beaufort-Jasper Water and Sewer Authority Waterworks and Sewer System Revenue,
 Refunding, FSA Insured, 5.00%, 3/01/26 ......................................................     7,750,000     8,121,922
Charleston Educational Excellence Finance Corp. Revenue, Charleston County School District,
 5.25%, 12/01/30 .............................................................................     8,000,000     8,584,560
Dorchester County Waterworks and Sewer System Revenue, Refunding, MBIA Insured,
 5.00%, 10/01/28 .............................................................................     8,000,000     8,444,000
Greenville County School District Installment Purchase Revenue, Building Equity Sooner
 Tomorrow, Refunding, 5.00%, 12/01/28 ........................................................     7,500,000     7,931,775
Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
 Project, 5.00%, 12/01/26 ....................................................................    10,000,000    10,233,100
Medical University of South Carolina Hospital Authority Hospital Facilities Revenue, Mortgage,
 Refunding, Series A, MBIA Insured, 5.00%, 8/15/31 ...........................................    13,860,000    14,541,912
Newberry Investing in Children's Education Installment Revenue, Newberry County School
 District Project, 5.00%, 12/01/30 ...........................................................     4,000,000     4,111,520
South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%, 1/01/33 .......    31,835,000    33,641,955
                                                                                                               -----------
                                                                                                                95,610,744
                                                                                                               -----------
SOUTH DAKOTA 0.2%
South Dakota Health and Educational Facilities Authority Revenue, Avera Health Issue,
 AMBAC Insured, 5.25%, 7/01/22 ...............................................................    15,425,000    16,588,662
                                                                                                               -----------


42 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
TENNESSEE 0.8%
Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/19 ....................   $ 6,000,000   $ 6,549,780
Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
 Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%, 7/01/21 ................     7,000,000     7,577,290
Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
 Refunding and Improvement, Series A, FSA Insured, 5.00%, 1/01/22 .........................     5,000,000     5,250,900
Knoxville Wastewater System Revenue, Improvement, Series A, MBIA Insured, 5.00%,
 4/01/30 ..................................................................................     7,850,000     8,353,813
Memphis GO, Pre-Refunded, 5.00%, 4/01/17 ..................................................     3,000,000     3,087,810
Metropolitan Government of Nashville and Davidson County District Energy Revenue, Series A,
 AMBAC Insured, 5.00%, 10/01/25 ...........................................................     5,460,000     5,750,581
Tennessee Energy Acquisition Corp. Gas Revenue, Series A, 5.25%, 9/01/26 ..................    20,000,000    22,718,400
Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%,
 7/01/15 ..................................................................................       470,000       474,160
                                                                                                            -----------
                                                                                                             59,762,734
                                                                                                            -----------
TEXAS 5.1%
Austin Electric Utility System Revenue, Refunding, MBIA Insured, 5.00%, 11/15/28 ..........    10,000,000    10,487,700
Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
 FSA Insured, ETM,
  6.00%, 11/15/15 .........................................................................     7,500,000     7,672,950
  6.10%, 11/15/23 .........................................................................     8,300,000     8,803,312
Bexar County HFC, MFHR,
  American Opportunity Housing, Series A, MBIA Insured, 5.80%, 1/01/31 ....................     6,000,000     6,313,020
  Honey Creek Apartments Project, Series A, MBIA Insured, 6.125%, 4/01/20 .................     1,000,000     1,062,100
  Honey Creek Apartments Project, Series A, MBIA Insured, 6.20%, 4/01/30 ..................     2,845,000     3,025,544
Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured,
  5.875%, 5/01/22 .........................................................................     2,860,000     2,890,030
  6.35%, 5/01/25 ..........................................................................     1,890,000     1,910,280
Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 ...........................................     2,005,000     2,122,112
Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ...................................     1,000,000     1,067,320
Dallas ISD, GO, Refunding, 5.25%, 2/15/20 .................................................     2,000,000     2,143,460
Dallas-Fort Worth International Airport Revenue, Refunding and Improvement, Series A,
 FGIC Insured, 5.625%, 11/01/26 ...........................................................    85,000,000    90,959,350
Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 ................     4,095,000     4,678,128
Duncanville ISD, GO,
  Refunding, Series B, 5.25%, 2/15/32 .....................................................        50,000        53,118
  Series B, Pre-Refunded, 5.25%, 2/15/32 ..................................................     9,850,000    10,630,021
Edcouch Elsa ISD, GO, Pre-Refunded, 5.50%, 2/15/30 ........................................     2,000,000     2,119,120
Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, USX Corp.
 Projects, Refunding, 5.50%, 9/01/17 ......................................................     3,250,000     3,381,657
Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%,
 4/01/32 ..................................................................................     3,000,000     3,112,380
Hays Consolidated ISD GO, Capital Appreciation, Pre-Refunded, zero cpn.,
  8/15/19 .................................................................................     5,285,000     2,766,645
  8/15/21 .................................................................................     8,420,000     3,889,787
  8/15/22 .................................................................................     8,470,000     3,679,283
Hidalgo County GO, Certificates of Obligation, FSA Insured, Pre-Refunded, 5.25%,
 8/15/21 ..................................................................................     2,500,000     2,678,500


                                                          Semiannual Report | 43

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Houston Airport System Revenue, sub. lien, Refunding, Series B, FSA Insured, 5.50%,
 7/01/30 ..................................................................................   $ 2,000,000   $ 2,119,280
Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project,
 FGIC Insured, 5.125%, 3/01/28 ............................................................    15,000,000    15,721,050
Houston GO, Public Improvement, Refunding, MBIA Insured, 5.00%, 3/01/25 ...................     5,000,000     5,205,850
Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured, Pre-Refunded,
  5.00%, 12/01/25 .........................................................................     9,710,000    10,046,354
  5.25%, 12/01/30 .........................................................................    14,000,000    14,862,960
Joshua ISD, GO, Refunding, Series B, 6.125%, 2/15/26 ......................................        20,000        20,022
Keller ISD, GO,
  Pre-Refunded, 5.375%, 8/15/25 ...........................................................     1,330,000     1,414,668
  Refunding, 5.375%, 8/15/25 ..............................................................       170,000       179,466
Kerrville ISD, GO, Pre-Refunded, 6.00%, 8/15/13 ...........................................     1,000,000     1,085,590
Laredo ISD, GO, Pre-Refunded, 5.25%, 8/01/24 ..............................................     4,000,000     4,176,120
Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ...............     2,130,000     2,253,945
Lower Colorado River Authority Revenue,
  Refunding, FSA Insured, 5.00%, 5/15/31 ..................................................    10,000,000    10,411,200
  Refunding and Improvement, Series A, MBIA Insured, 5.00%, 5/15/26 .......................     1,870,000     1,944,445
  Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded, 5.00%, 5/15/26 .........       130,000       137,771
Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%,
 12/01/17 .................................................................................       155,000       159,067
North Central Texas Health Facility Development Corp. Revenue,
  Children's Medical Center Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 ..............    19,335,000    20,662,348
  Texas Health Resources System, Refunding, Series B, MBIA Insured, 5.125%,
    2/15/22 ...............................................................................     5,985,000     6,182,565
Northside ISD, GO, Refunding, 5.00%, 2/15/26 ..............................................     2,500,000     2,597,375
Onalaska ISD, GO, 5.375%, 2/15/32 .........................................................     2,840,000     3,040,902
Pasadena GO, Certificates of Obligation, FGIC Insured,Pre-Refunded, 5.25%, 4/01/32 ........     3,000,000     3,205,170
Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 ..............     4,000,000     4,158,880
Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%,
 12/01/22 .................................................................................    15,000,000    15,852,000
Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
 Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 .....................    12,000,000    12,254,760
Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 .......     2,500,000     2,668,100
San Antonio Water Revenue, Systems, Refunding, FSA Insured, 5.00%,
  5/15/25 .................................................................................     5,000,000     5,220,700
  5/15/28 .................................................................................     5,000,000     5,215,650
Southmost Regional Water Authority Water Supply Contract Revenue, MBIA Insured, 5.00%,
 9/01/25 ..................................................................................     5,000,000     5,236,200
Tarrant County Health Facilities Development Corp. Health System Revenue, Harris Methodist
 Health System, FGIC Insured, ETM, 6.00%, 9/01/24 .........................................     4,000,000     4,757,520
Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
 Series C, 5.75%,
  8/15/18 .................................................................................     1,570,000     1,564,536
  8/15/28 .................................................................................     3,900,000     3,786,549
Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
 10/01/20 .................................................................................       500,000       662,805


44 | Semiannual Report

Franklin Federal Tax-Free Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
                                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Texas State Turnpike Authority Central Texas Turnpike System Revenue, Capital Appreciation,
 AMBAC Insured, zero cpn., 8/15/31 ...........................................................   $43,500,000   $ 11,192,985
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
  Refunding, Series A, MBIA Insured, 5.50%, 11/01/17 .........................................     1,735,000      1,789,010
  Series D, FSA Insured, 5.375%, 11/01/27 ....................................................    11,880,000     12,425,767
University of Texas University Revenues, Financing System, Series A, Pre-Refunded, 5.70%,
 8/15/20 .....................................................................................     1,000,000      1,056,440
Wylie ISD, GO,
  Pre-Refunded, 7.00%, 8/15/24 ...............................................................       660,000        755,878
  Refunding, 7.00%, 8/15/24 ..................................................................       340,000        388,270
                                                                                                               ------------
                                                                                                                369,858,015
                                                                                                               ------------
UTAH 0.5%
Intermountain Power Agency Power Supply Revenue,
  2006, Refunding, Series A, 6.15%, 7/01/14 ..................................................        70,000         71,506
  ETM, 6.15%, 7/01/14 ........................................................................    16,225,000     16,931,436
Salt Lake County College Revenue, Westminster College Project,
  5.70%, 10/01/17 ............................................................................     1,000,000      1,027,300
  5.75%, 10/01/27 ............................................................................     1,000,000      1,027,380
  5.625%, 10/01/28 ...........................................................................     3,305,000      3,460,071
South Jordan Sales Tax Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 8/15/26 ..................     4,770,000      5,117,542
South Valley Water Reclamation Facility Sewer Revenue, AMBAC Insured, 5.00%,
 8/15/30 .....................................................................................     5,730,000      6,089,443
Utah State HFAR, SFM, Series B, 6.55%, 7/01/26 ...............................................        20,000         20,023
                                                                                                               ------------
                                                                                                                 33,744,701
                                                                                                               ------------
VERMONT 0.5%
Burlington Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/28 ...........................     5,780,000      6,090,559
University of Vermont and State Agricultural College Revenue, Refunding, MBIA Insured,
 5.00%, 10/01/30 .............................................................................    12,210,000     13,032,344
Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
 Series A, AMBAC Insured, 6.125%, 12/01/27 ...................................................    13,000,000     14,201,590
                                                                                                               ------------
                                                                                                                 33,324,493
                                                                                                               ------------
VIRGINIA 0.4%
Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, MBIA Insured,
 5.00%, 6/15/30 ..............................................................................    12,260,000     13,053,590
Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured, 5.125%,
 7/01/18 .....................................................................................     2,000,000      2,078,100
Norfolk Parking System Revenue, Refunding, Series A, MBIA Insured, 5.00%, 2/01/27 ............     5,000,000      5,337,050
Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1,
 MBIA Insured, 5.35%, 7/01/31 ................................................................    10,000,000     10,450,600
                                                                                                               ------------
                                                                                                                 30,919,340
                                                                                                               ------------
WASHINGTON 4.1%
Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project,
 Refunding, MBIA Insured, 5.20%, 11/01/27 ....................................................       200,000        202,832
Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue, Series A,
 AMBAC Insured, 5.00%, 11/01/30 ..............................................................    20,000,000     21,221,200


                                                          Semiannual Report | 45

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                             AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
WASHINGTON (CONTINUED)
Chelan County PUD No. 1 Chelan Hydroelectric Consolidated System Revenue, Division V,
 Mandatory Put 7/01/27, Series A, 5.65%, 7/01/32 ......................................   $ 5,000,000   $ 5,160,400
Chelan County PUD No. 1 Consolidated Revenue, Chelan Hydroelectric, Division I,
 Mandatory Put 7/01/28, Series A, FSA Insured, 5.25%, 7/01/33 .........................       200,000       206,292
Clark County PUD No. 1 Generating System Revenue,
  FGIC Insured, ETM, 6.00%, 1/01/08 ...................................................       200,000       205,630
  Refunding, FSA Insured, 5.50%, 1/01/25 ..............................................    15,015,000    16,011,846
Clark County Sewer Revenue, MBIA Insured, Pre-Refunded, 5.70%, 12/01/16 ...............       200,000       200,336
Energy Northwest Electric Revenue,
  Columbia Generating Station, Refunding, Series B, FSA Insured, 5.35%, 7/01/18 .......    11,500,000    12,393,550
  Columbia Station, Refunding, Series A, 5.00%, 7/01/24 ...............................    15,255,000    16,315,222
Goat Hill Properties Lease Revenue, Government Office Building Project, MBIA Insured,
 5.00%, 12/01/33 ......................................................................    18,500,000    19,517,315
Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding,
  Second Series A, MBIA Insured, 5.20%, 1/01/23 .......................................       250,000       258,642
  Series D, FSA Insured, 5.20%, 1/01/23 ...............................................     6,000,000     6,349,620
King County GO, Sewer, Refunding, Series C, 6.25%, 1/01/32 ............................     8,715,000     8,924,683
King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 .........       160,000       161,722
King County School District No. 400 Mercer Island GO, Pre-Refunded, 5.90%, 12/01/15 ...       100,000       100,183
King County School District No. 408 Auburn GO, FSA Insured, 5.00%, 12/01/24 ...........     5,000,000     5,281,750
Pierce County School District No. 320 Sumner GO, FSA Insured, Pre-Refunded, 6.00%,
 12/01/14 .............................................................................     2,000,000     2,186,020
Pierce County School District No. 403 Bethel GO, FGIC Insured, 5.25%, 12/01/22 ........     5,000,000     5,361,950
Port Seattle Revenue, Refunding, Series A,
  FGIC Insured, 5.00%, 4/01/31 ........................................................    21,680,000    22,393,055
  MBIA Insured, 5.00%, 7/01/33 ........................................................    10,000,000    10,418,800
Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ............................    10,000,000    10,680,600
Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 ...........................       300,000       311,415
Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ....................       200,000       201,998
Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ........................................     7,000,000     7,916,790
Spokane County GO, Pre-Refunded, 6.00%, 12/01/14 ......................................       130,000       130,248
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ...................................       300,000       306,837
Twenty-Fifth Avenue Properties Washington Student Housing Revenue, MBIA Insured,
  5.125%, 6/01/22 .....................................................................     2,925,000     3,096,961
  5.25%, 6/01/33 ......................................................................     9,770,000    10,319,856
Washington State GO,
  AMBAC Insured, 5.00%, 1/01/31 .......................................................    24,945,000    26,526,264
  Motor Vehicle Fuel Tax, Series B, FGIC Insured, 5.00%, 7/01/27 ......................    10,000,000    10,513,500
  Series A, FGIC Insured, 5.00%, 7/01/27 ..............................................    10,000,000    10,513,500
  Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ..............................    10,120,000    10,747,339
Washington State Health Care Facilities Authority Revenue,
  Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 ..............................       250,000       255,838
  Providence Health Care Services, Refunding, Series A, FGIC Insured, 5.00%, 10/01/36 .    10,000,000    10,584,500
  Providence Services, MBIA Insured, Pre-Refunded, 5.50%, 12/01/26 ....................     6,000,000     6,397,380


46 | Semiannual Report

Franklin Federal Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
                                                                                                AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
WASHINGTON (CONTINUED)
Washington State Higher Education Facilities Authority Revenue, Pacific Lutheran University
 Project, Refunding, Connie Lee Insured, 5.70%, 11/01/26 ...................................   $   200,000   $    204,310
Washington State Public Power Supply System Revenue,
  Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ...............................     7,700,000      8,701,077
  Nuclear Project No. 3, Capital Appreciation, Refunding, Series B, zero cpn., 7/01/14 .....    12,450,000      9,164,071
  Nuclear Project No. 3, Capital Appreciation, Series B, ETM, zero cpn., 7/01/14 ...........     2,550,000      1,898,271
  Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/12 ...........................     6,400,000      5,117,376
  Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/13 ...........................    11,000,000      8,465,820
                                                                                                             ------------
                                                                                                              294,924,999
                                                                                                             ------------
WEST VIRGINIA 0.6%
Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project, Refunding, 5.40%,
 5/01/25 ...................................................................................    10,000,000     10,207,000
West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ............................    10,000,000     11,248,500
West Virginia State Water Development Water Revenue, Loan Program 2, Refunding, Series B,
 AMBAC Insured, 5.00%, 11/01/29 ............................................................     7,500,000      7,914,300
West Virginia University Revenues, Improvement, West Virginia University Projects, Series C,
 FGIC Insured, 5.00%, 10/01/34 .............................................................    10,000,000     10,561,000
                                                                                                             ------------
                                                                                                               39,930,800
                                                                                                             ------------
WISCONSIN 0.7%
Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 .................................     2,200,000      2,202,948
Wisconsin State Health and Educational Facilities Authority Revenue,
  Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 ....................    21,050,000     21,398,167
  Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 ...................................     1,500,000      1,529,355
  Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 ...................................     1,000,000      1,018,570
  Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 ...............................     6,500,000      6,569,875
  Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 ...............................     7,500,000      7,580,625
  Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ...........................................    10,000,000     10,507,500
                                                                                                             ------------
                                                                                                               50,807,040
                                                                                                             ------------
WYOMING 0.0% c
Wyoming CDA, MFMR, Series A,
  6.90%, 6/01/12 ...........................................................................       230,000        230,191
  6.95%, 6/01/24 ...........................................................................       815,000        816,345
                                                                                                             ------------
                                                                                                                1,046,536
                                                                                                             ------------
U.S. TERRITORIES 3.5%
DISTRICT OF COLUMBIA 1.6%
District of Columbia GO,
  Series A, AMBAC Insured, 5.00%, 6/01/30 ..................................................    22,860,000     24,181,994
  Series A, FGIC Insured, 5.00%, 6/01/28 ...................................................    22,475,000     23,643,475
  Series A, FSA Insured, 5.375%, 6/01/24 ...................................................     3,580,000      3,767,664
  Series A, FSA Insured, Pre-Refunded, 5.375%, 6/01/24 .....................................     1,420,000      1,497,305
  Series E, MBIA Insured, ETM, 6.00%, 6/01/13 ..............................................        15,000         15,033


                                                          Semiannual Report | 47

Franklin Federal Tax-Free Income Fund

---------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL
                                                                               AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES (CONTINUED)
DISTRICT OF COLUMBIA (CONTINUED)
District of Columbia Revenue, Capital Appreciation, Georgetown
 University, Series A,  MBIA Insured, zero cpn.,
  4/01/20 ................................................................   $ 8,860,000   $    4,441,163
  4/01/22 ................................................................    12,870,000        5,702,697
  4/01/23 ................................................................    14,160,000        5,892,684
District of Columbia Tobacco Settlement Financing Corp. Revenue,
 Refunding, Asset-Backed  Bonds, 6.50%, 5/15/33 ..........................    35,000,000       42,023,800
                                                                                           --------------
                                                                                              111,165,815
                                                                                           --------------
PUERTO RICO 1.8%
Children's Trust Fund Puerto Rico Tobacco Settlement Revenue,
 Asset-Backed Bonds, Refunding, 5.375%, 5/15/33 ..........................    22,410,000       23,573,527
Puerto Rico Commonwealth GO, Public Improvement, Pre-Refunded, 5.75%,
 7/01/17 .................................................................       250,000          257,295
Puerto Rico Commonwealth Highway and Transportation Authority Highway
 Revenue, Series Y, 5.00%, 7/01/36 .......................................    69,000,000       72,553,380
Puerto Rico Commonwealth Highway and Transportation Authority
 Transportation Revenue, Refunding, Series K, 5.00%, 7/01/30 .............    19,190,000       20,038,774
Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing
 Mortgage, First Portfolio, Pre-Refunded, 6.25%, 4/01/29 .................       130,000          131,412
Puerto Rico Industrial Medical and Environmental Pollution Control
 Facilities Financing Authority Revenue, PepsiCo Inc. Project,
 6.25%, 11/15/13 .........................................................       350,000          367,738
Puerto Rico Industrial Tourist Educational Medical and Environmental
 Control Facilities Financing Authority Industrial Revenue,
  Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ...........................       850,000          865,861
  Teacher's Retirement System Revenue, Series B, ETM, 5.50%, 7/01/21 .....       250,000          256,043
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
  Refunding, Series D, 5.25%, 7/01/27 ....................................     3,265,000        3,430,927
  Series D, Pre-Refunded, 5.25%, 7/01/27 .................................     8,735,000        9,462,101
University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25       285,000          287,183
                                                                                           --------------
                                                                                              131,224,241
                                                                                           --------------
VIRGIN ISLANDS 0.1%
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
  5.50%, 10/01/18 ........................................................     1,400,000        1,451,198
  5.50%, 10/01/22 ........................................................     5,000,000        5,177,200
  5.625%, 10/01/25 .......................................................     1,900,000        1,969,540
Virgin Islands Water and Power Authority Electric System Revenue,
Refunding, 5.30%, 7/01/18 ................................................       500,000          503,930
                                                                                           --------------
                                                                                                9,101,868
                                                                                           --------------
TOTAL U.S. TERRITORIES ...................................................                    251,491,924
                                                                                           --------------
TOTAL LONG TERM INVESTMENTS (COST $6,726,573,116) ........................                  7,149,659,078
                                                                                           --------------


48 | Semiannual Report

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
                                                                                                AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 0.7%
  CALIFORNIA 0.0% c
e California State Department of Water Resources Power Supply Revenue, Series C-7,
   FSA Insured, Weekly VRDN and Put, 3.45%, 5/01/22 .......................................   $  600,000   $   600,000
                                                                                                           -----------
  CONNECTICUT 0.0% c
e Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
   Series V-1, Daily VRDN and Put, 3.60%, 7/01/36 .........................................    1,300,000     1,300,000
                                                                                                           -----------
  GEORGIA 0.1%
e Athens-Clarke County Unified Government Development Authority Revenue, University of
   Georgia Athletic Assn. Project, Series B, Daily VRDN and Put, 3.64%, 7/01/35 ...........    1,225,000     1,225,000
e Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 3.59%,
   11/01/41 ...............................................................................      600,000       600,000
e Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 3.62%, 11/01/15 ...............    3,500,000     3,500,000
                                                                                                           -----------
                                                                                                             5,325,000
                                                                                                           -----------
  LOUISIANA 0.0% c
e Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put,
   3.62%, 12/01/15 ........................................................................    1,500,000     1,500,000
                                                                                                           -----------
  MARYLAND 0.0% c
e Maryland State EDC Revenue, U.S. Pharmacopeial Project, Refunding, Series A,
   AMBAC Insured, Daily VRDN and Put, 3.64%, 7/01/34 ......................................    1,625,000     1,625,000
                                                                                                           -----------
  MASSACHUSETTS 0.1%
e Massachusetts State Health and Educational Facilities Authority Revenue,
   Capital Assets Program,
    Series D, MBIA Insured, Daily VRDN and Put, 3.62%, 1/01/35 ............................    2,700,000     2,700,000
    Series E, Daily VRDN and Put, 3.64%, 1/01/35 ..........................................    2,800,000     2,800,000
                                                                                                           -----------
                                                                                                             5,500,000
                                                                                                           -----------
  MICHIGAN 0.0% c
e Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
   3.59%, 7/01/33 .........................................................................      600,000       600,000
                                                                                                           -----------
  MISSOURI 0.0% c
e Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
   SSM Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 3.58%,
    6/01/19 ...............................................................................      400,000       400,000
                                                                                                           -----------
  NEW YORK 0.3%
e Long Island Power Authority Electric System Revenue, Sub Series 2, Daily VRDN and Put,
   3.55%, 5/01/33 .........................................................................    2,300,000     2,300,000
e MTA Revenue, Transportation, Sub Series G-2, Daily VRDN and Put, 3.62%, 11/01/26 ........    9,200,000     9,200,000
e New York City GO,
    Sub Series E-3, Daily VRDN and Put, 3.55%, 8/01/23 ....................................      900,000       900,000
    Sub Series H-4, Daily VRDN and Put, 3.55%, 3/01/34 ....................................    4,700,000     4,700,000
e New York City IDAR, Liberty, 1 Bryant Park LLC, Series B, Daily VRDN and Put, 3.65%,
   11/01/39 ...............................................................................    1,600,000     1,600,000
e New York City Municipal Water Finance Authority Water and Sewer System Revenue,
   Series G, FGIC Insured, Daily VRDN and Put, 3.55%, 6/15/24 .............................      600,000       600,000
                                                                                                           -----------
                                                                                                            19,300,000
                                                                                                           -----------


                                                          Semiannual Report | 49

Franklin Federal Tax-Free Income Fund

--------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  NORTH CAROLINA 0.0% c
e Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas Health
   Care, Refunding, Series C, Daily VRDN and Put, 3.64%, 1/15/26 ...........................   $  700,000   $      700,000
                                                                                                            --------------
  OHIO 0.0% c
e Ohio State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison Co.,
   Series C, Daily VRDN and Put, 3.65%, 6/01/23 ............................................      700,000          700,000
e Ohio State Water Development Authority Pollution Control Facilities Revenue, First Energy
   General Corp., Refunding, Series A, Daily VRDN and Put, 3.64%, 5/15/19 ..................    1,200,000        1,200,000
                                                                                                            --------------
                                                                                                                 1,900,000
                                                                                                            --------------
  TENNESSEE 0.1%
e Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN
   and Put, 3.64%,
    1/01/33 ................................................................................    2,280,000        2,280,000
    7/01/34 ................................................................................    7,100,000        7,100,000
e Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool,
   Daily VRDN and Put, 3.64%, 7/01/34 ......................................................      400,000          400,000
                                                                                                            --------------
                                                                                                                 9,780,000
                                                                                                            --------------
  NEVADA 0.1%
e Las Vegas Valley Water District GO, Water Improvement Series C, Daily VRDN and Put,
   3.59%, 6/01/36 ..........................................................................    4,700,000        4,700,000
                                                                                                            --------------
  TOTAL SHORT TERM INVESTMENTS (COST $53,230,000) ..........................................                    53,230,000
                                                                                                            --------------
  TOTAL INVESTMENTS (COST $6,779,803,116) 99.1% ............................................                 7,202,889,078
  OTHER ASSETS, LESS LIABILITIES 0.9% ......................................................                    63,592,578
                                                                                                            --------------
  NET ASSETS 100.0% ........................................................................                $7,266,481,656
                                                                                                            ==============

See Selected Portfolio Abbreviations on page 51.

a     See Note 6 regarding defaulted securities.

b See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

c     Rounds to less than 0.1% of net assets.

d     See Note 7 regarding other considerations.

e Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

50 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC  -   American Municipal Bond Assurance Corp.
BIG    -   Bond Investors Guaranty Insurance Co. (acquired by
           MBIA in 1989 and no longer does business under
           this name)
CDA    -   Community Development Authority/Agency
CIFG   -   CDC IXIS Financial Guaranty
COP    -   Certificate of Participation
CRDA   -   Community Redevelopment Authority/Agency
EDA    -   Economic Development Authority
EDC    -   Economic Development Corp.
EDR    -   Economic Development Revenue
ETM    -   Escrow to Maturity
FGIC   -   Financial Guaranty Insurance Co.
FHA    -   Federal Housing Authority/Agency
FNMA   -   Federal National Mortgage Association
FSA    -   Financial Security Assurance Inc.
GNMA   -   Government National Mortgage Association
GO     -   General Obligation
HDA    -   Housing Development Authority/Agency
HFA    -   Housing Finance Authority/Agency
HFAR   -   Housing Finance Authority Revenue
HFC    -   Housing Finance Corp.
HMR    -   Home Mortgage Revenue
IDA    -   Industrial Development Authority/Agency
IDAR   -   Industrial Development Authority Revenue
IDB    -   Industrial Development Bond/Board
IDC    -   Industrial Development Corp.
IDR    -   Industrial Development Revenue
ISD    -   Independent School District
MBIA   -   Municipal Bond Investors Assurance Corp.
MBS    -   Mortgage-Backed Security
MF     -   Multi-Family
MFH    -   Multi-Family Housing
MFHR   -   Multi-Family Housing Revenue
MFMR   -   Multi-Family Mortgage Revenue
MFR    -   Multi-Family Revenue
MTA    -   Metropolitan Transit Authority
PBA    -   Public Building Authority
PCR    -   Pollution Control Revenue
PFAR   -   Public Financing Authority Revenue
PUD    -   Public Utility District
RDA    -   Redevelopment Agency/Authority
SFM    -   Single Family Mortgage
SFMR   -   Single Family Mortgage Revenue
USD    -   Unified/Union School District
XLCA   -   XL Capital Assurance

                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 51

Franklin Federal Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................       $ 6,779,803,116
                                                              ===============
  Value ...............................................       $ 7,202,889,078
 Cash .................................................                38,147
 Receivables:
  Capital shares sold .................................             8,467,371
  Interest ............................................           107,596,884
                                                              ---------------
        Total assets ..................................         7,318,991,480
                                                              ---------------
Liabilities:
 Payables:
  Investment securities purchased .....................            38,918,246
  Capital shares redeemed .............................             9,341,993
  Affiliates ..........................................             3,767,507
 Accrued expenses and other liabilities ...............               482,078
                                                              ---------------
        Total liabilities .............................            52,509,824
                                                              ---------------
           Net assets, at value .......................       $ 7,266,481,656
                                                              ===============
Net assets consist of:
 Paid-in capital ......................................       $ 6,858,470,923
 Undistributed net investment income ..................            14,527,186
 Net unrealized appreciation (depreciation) ...........           423,085,962
 Accumulated net realized gain (loss) .................           (29,602,415)
                                                              ---------------
           Net assets, at value .......................       $ 7,266,481,656
                                                              ===============


52 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006 (unaudited)

CLASS A:
 Net assets, at value ................................................   $ 6,420,245,779
                                                                         ===============
 Shares outstanding ..................................................       526,762,044
                                                                         ===============
 Net asset value per share a .........................................   $         12.19
                                                                         ===============
 Maximum offering price per share (net asset value per share / 95.75%)   $         12.73
                                                                         ===============
CLASS B:
 Net assets, at value ................................................   $   249,508,574
                                                                         ===============
 Shares outstanding ..................................................        20,488,995
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $         12.18
                                                                         ===============
CLASS C:
 Net assets, at value ................................................   $   419,702,211
                                                                         ===============
 Shares outstanding ..................................................        34,455,597
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $         12.18
                                                                         ===============
ADVISOR CLASS:
 Net assets, at value ................................................   $   177,025,092
                                                                         ===============
 Shares outstanding ..................................................        14,517,146
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $         12.19
                                                                         ===============


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 53

Franklin Federal Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the six months ended October 31, 2006 (unaudited)

Investment income:
 Interest ..........................................................   $193,731,318
                                                                       ------------
Expenses:
 Management fees (Note 3a) .........................................     16,207,471
 Distribution fees: (Note 3c)
  Class A ..........................................................      2,916,047
  Class B ..........................................................        828,194
  Class C ..........................................................      1,335,766
 Transfer agent fees (Note 3e) .....................................      1,592,270
 Custodian fees ....................................................         53,366
 Reports to shareholders ...........................................         92,704
 Registration and filing fees ......................................        247,030
 Professional fees .................................................         63,577
 Directors' fees and expenses ......................................         99,810
 Other .............................................................        220,855
                                                                       ------------
        Total expenses .............................................     23,657,090
                                                                       ------------
          Net investment income ....................................    170,074,228
                                                                       ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................      4,072,156
 Net change in unrealized appreciation (depreciation) on investments     99,259,263
                                                                       ------------
Net realized and unrealized gain (loss) ............................    103,331,419
                                                                       ------------
Net increase (decrease) in net assets resulting from operations ....   $273,405,647
                                                                       ============


54 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Federal Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       -----------------------------------
                                                                       SIX MONTHS ENDED
                                                                       OCTOBER 31, 2006      YEAR ENDED
                                                                          (UNAUDITED)      APRIL 30, 2006
                                                                       -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................   $   170,074,228    $   305,468,659
  Net realized gain (loss) from investments .........................         4,072,156         (2,143,176)
  Net change in unrealized appreciation (depreciation) on investments        99,259,263       (126,001,248)
                                                                        -----------------------------------
Net increase (decrease) in net assets resulting from operations .....       273,405,647        177,324,235
                                                                        -----------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A .........................................................      (140,988,342)      (284,380,969)
    Class B .........................................................        (5,003,449)       (10,969,401)
    Class C .........................................................        (8,028,295)       (15,401,430)
    Advisor Class ...................................................        (3,718,507)        (6,069,676)
                                                                        -----------------------------------
 Total distributions to shareholders ................................      (157,738,593)      (316,821,476)
                                                                        -----------------------------------
 Capital share transactions: (Note 2)
    Class A .........................................................        38,059,064         78,601,334
    Class B .........................................................       (14,920,418)       (23,662,643)
    Class C .........................................................         9,959,087         39,431,043
    Advisor Class ...................................................        18,410,570         46,469,718
                                                                        -----------------------------------
 Total capital share transactions ...................................        51,508,303        140,839,452
                                                                        -----------------------------------
 Redemption fees ....................................................            10,378              8,005
                                                                        -----------------------------------
        Net increase (decrease) in net assets .......................       167,185,735          1,350,216
Net assets:
 Beginning of period ................................................     7,099,295,921      7,097,945,705
                                                                        -----------------------------------
 End of period ......................................................   $ 7,266,481,656    $ 7,099,295,921
                                                                        ===================================
Undistributed net investment income included in net assets:
 End of period ......................................................   $    14,527,186    $     2,191,551
                                                                        ===================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 55

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


56 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                                                          Semiannual Report | 57

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At October 31, 2006, there were ten billion shares authorized (no par value) of which 6.6 billion were allocated to the Fund and 3.4 billion were reserved for future allocation. Transactions in the Fund's shares were as follows:

                                 -------------------------------------------------------------
                                      SIX MONTHS ENDED                   YEAR ENDED
                                      OCTOBER 31, 2006                 APRIL 30, 2006
                                 -------------------------------------------------------------
                                    SHARES         AMOUNT           SHARES         AMOUNT
                                 -------------------------------------------------------------
CLASS A SHARES:
 Shares sold .................    26,372,844    $ 317,120,118     49,809,420    $ 603,828,031
 Shares issued in reinvestment
  of distributions ...........     6,486,641       77,729,441     12,547,251      151,953,227
 Shares redeemed .............   (29,727,052)    (356,790,495)   (55,909,347)    (677,179,924)
                                 -------------------------------------------------------------
 Net increase (decrease) .....     3,132,433    $  38,059,064      6,447,324    $  78,601,334
                                 =============================================================
CLASS B SHARES:
 Shares sold .................        95,848    $   1,148,239        166,927    $   2,022,472
 Shares issued in reinvestment
  of distributions ...........       252,420        3,023,190        547,518        6,631,324
 Shares redeemed .............    (1,590,381)     (19,091,847)    (2,669,697)     (32,316,439)
                                 -------------------------------------------------------------
 Net increase (decrease) .....    (1,242,113)   $ (14,920,418)    (1,955,252)   $ (23,662,643)
                                 =============================================================
CLASS C SHARES:
 Shares sold .................     3,084,946    $  37,078,239      7,215,517    $  87,515,522
 Shares issued in reinvestment
  of distributions ...........       426,156        5,106,827        793,363        9,607,336
 Shares redeemed .............    (2,682,582)     (32,225,979)    (4,764,532)     (57,691,815)
                                 -------------------------------------------------------------
 Net increase (decrease) .....       828,520    $   9,959,087      3,244,348    $  39,431,043
                                 =============================================================
ADVISOR CLASS SHARES:
 Shares sold .................     2,601,370    $  31,343,534      5,376,839    $  65,172,266
 Shares issued in reinvestment
  of distributions ...........        68,872          826,081         31,859          384,737
 Shares redeemed .............    (1,142,289)     (13,759,045)    (1,576,205)     (19,087,285)
                                 -------------------------------------------------------------
 Net increase (decrease) .....     1,527,953    $  18,410,570      3,832,493    $  46,469,718
                                 =============================================================


58 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
----------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Templeton Services, LLC (FT Services)                     Admistrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.625%           Up to and including $100 million
       0.500%           Over $100 million, up to and including $250 million
       0.450%           Over $250 million, up to and including $10 billion
       0.440%           Over $10 billion, up to and including $12.5 billion
       0.420%           Over $12.5 billion, up to and including $15 billion
       0.400%           Over $15 billion, up to and including $17.5 billion
       0.380%           Over $17.5 billion, up to and including $20 billion
       0.360%           In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.10% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ...............................        0.65%
Class C ...............................        0.65%

                                                          Semiannual Report | 59

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
 broker/dealers ....................................................    $705,486
Contingent deferred sales charges retained .........................    $225,503

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,592,270, of which $1,039,749 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
  2009 ........................................................      $ 4,844,273
  2010 ........................................................          133,009
  2012 ........................................................       26,579,286
  2014 ........................................................        1,937,789
                                                                     -----------
                                                                     $33,494,357
                                                                     ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2006, the Fund deferred realized capital losses of $143,391.

At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .....................................       $ 6,778,735,260
                                                                ===============

Unrealized appreciation .................................       $   434,756,341
Unrealized depreciation .................................           (10,602,523)
                                                                ---------------
Net unrealized appreciation (depreciation) ..............       $   424,153,818
                                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures, and bond discounts.


60 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2006, aggregated $263,932,148 and $212,736,023, respectively.

6. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2006, the aggregate value of these securities was $28,683,601, representing 0.39% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. OTHER CONSIDERATIONS

The Oregon Economic Development Department ("OEDD"), the issuer of Oregon Economic Development Department Revenue Bonds (Georgia-Pacific Corporation 1995 Project), Series 157, maturing on August 1, 2025 (the "OEDD Bonds") held by Franklin Federal Tax-Free Income Fund (the Fund), received a proposed adverse determination letter during the fiscal year ended April 30, 2006, from the Internal Revenue Service ("IRS") in which the IRS indicated that the interest paid to bondholders of the Bonds is not excludable from gross income. In addition, on December 6, 2006, Georgia-Pacific Corporation (GP) released a notice that the IRS had also issued proposed adverse determination letters for the Jasper County, Indiana Economic Development Refunding Revenue Bonds (Georgia-Pacific Corporation Project), Series 1997 and Series 1999 Bonds ("the Jasper Bonds"). The Fund has been holding the OEDD Bonds since January 1996 and the Jasper Bonds since November 1997, and has passed through the interest earned on both the OEDD Bonds and the Jasper Bonds to the shareholders of the Fund in the form of non-taxable dividends during the holding period. In addition, the Fund has been contacted by the IRS informing it of the determination for the OEDD bonds. The GP notice indicates that GP disagrees with the adverse determinations and that notices of appeal and protest have been filed or will be filed as provided by applicable IRS procedures and within applicable time frames. However, the ultimate outcome of these matters is unknown at this time. If there were not favorable final determinations in these matters, the Fund could be subject to tax expense plus interest which is estimated to be approximately $1,063,000 at October 31, 2006. In various prior SEC filings, GP has stated that it will take steps to ensure the OEDD bondholders will be made whole with respect to any liability caused by the IRS determination. The Fund's management believes that the final outcome of these matters will not have a material adverse impact to the Fund.


                                                          Semiannual Report | 61

Franklin Federal Tax-Free Income Fund

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


62 | Semiannual Report

Franklin Federal Tax-Free Income Fund

8. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 63

Franklin Federal Tax-Free Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


64 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN (R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                          Michigan 7
Arizona                          Minnesota 7
California 8                     Missouri
Colorado                         New Jersey
Connecticut                      New York 8
Florida 8                        North Carolina
Georgia                          Ohio 7
Kentucky                         Oregon
Louisiana                        Pennsylvania
Maryland                         Tennessee
Massachusetts 7                  Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/06                                         Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN FEDERAL
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

116 S2006 12/06



      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

      ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 27, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   December 27, 2006